UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/16

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus MLP Fund

Dreyfus Select Managers Small Cap Value Fund

Dreyfus U.S. Equity Fund

Global Stock Fund

International Stock Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus MLP Fund

ANNUAL REPORT November 30, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus MLP Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus MLP Fund, covering the 12-month period from December 1, 2015 through November 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over the reporting period despite bouts of market volatility stemming from various global economic developments. In December 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality sovereign bonds moved lower over much of the reporting period due to robust investor demand for current income, but yields surged higher after the election amid expectations of rising interest rates.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

December 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2015 through November 30, 2016, as provided by Robert A. Nicholson and Zev D. Nijensohn, Portfolio Managers of The Boston Company, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2016, Dreyfus MLP Fund’s Class A shares produced a total return of 15.53%, Class C shares returned 14.74%, Class I shares returned 15.88%, and Class Y shares returned 15.88%.1 In comparison, the fund’s benchmark, the Alerian MLP Index (the “Index”) produced a total return of 9.28% for the same period.2

Stocks of midstream energy companies rebounded from earlier weakness during the reporting period as commodity prices recovered and capital markets access for companies across the energy sector materially improved. The fund outperformed its benchmark, mainly due to its focus on companies with exposure to production volume recovery in high quality basins and its ability to identify idiosyncratic opportunities created by the sector dislocation.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund invests in master limited partnerships (MLPs) that own and operate assets that are used in the energy sector, including assets used in gathering, processing, storing, transporting oil and gas, refined products, coal, electricity or alternative fuels, or that provide energy-related equipment or services. The fund intends to concentrate its investments, under normal circumstances, in the energy sector, primarily investing in “midstream” energy infrastructure MLPs. The fund typically maintains a concentrated portfolio of 15 to 20 positions. The fund may utilize leverage through borrowings, short sales, or derivative instruments.

We employ a bottom-up fundamental and event-driven process to select MLP investments, in which we evaluate both fundamental drivers and financial structure drivers to identify catalysts that can impact cash flow growth and valuation throughout the MLP lifecycle.

Recovering Commodity Prices Lifted Energy MLPs

Widespread concerns about an economic slowdown in China and plummeting commodity prices sparked market declines in broad equity market indices early in the reporting period. However, downward pressure on some market sectors was partly mitigated by moves among European and Japanese central banks to ease their monetary policies and expectations that higher U.S. interest rates might boost exports. Global stocks rebounded strongly during the spring of 2016 in response to firming commodity prices and increasing confidence that the United States and China would continue to perform better than many economists had previously forecast.

Markets encountered renewed volatility in late June when the United Kingdom voted to leave the European Union. However, stocks quickly recovered most of their lost ground as investors looked past the potential downsides, focusing instead on the potential benefits of central bank easing, rising commodity prices, and modest economic growth. Equities gave back some of their previous gains in October due to uncertainty regarding the outcome of U.S. elections, but markets rallied strongly in November in anticipation of more business-

3

DISCUSSION OF FUND PERFORMANCE (continued)

friendly fiscal policies, including proposed infrastructure spending, from the incoming presidential administration.

Energy-related MLP responded particularly positively to these developments. Midstream energy companies recovered from previously depressed levels in the spring as commodity prices and production outlooks rebounded, and the industry group benefited in November from expectations of pro-growth economic policies and reduced regulatory burdens under the new administration.

Stock Selections Supported Relative Performance

During the market downturn early in the reporting period, we adjusted the fund’s holdings to reflect a more defensive investment posture, including raising cash for future opportunities. At the same time, we positioned the fund to emphasize MLPs with assets in what we considered higher quality areas such as the Permian and Delaware Basins in Texas and the Marcellus and Utica basins in the northeast. These regions generally involve lower production costs, and they were among the first to recover from the downturn as producers focused their capital spending on high return areas.

Our security selection strategy also focused on individual MLPs that appeared poised to rally from price levels we considered substantially oversold. For example, the fund benefited from sharp recoveries in two natural gas gathering providers in the Appalachian Basin as well as well-timed exposure to a natural gas pipeline operator and its parent company which were impacted by a failed merger.

While laggards during the reporting period proved relatively mild, some of the fund’s holdings fell short of industry group averages. Most notably, the General Partner of an oil and natural gas pipeline operator in the Midwest and Rocky Mountains struggled with the lack of capital markets access and a natural gas gathering and processing operator in the southern United States encountered financial difficulties.

At times during the reporting period, the fund employed equity derivatives to establish certain positions and manage risk.

A More Constructive Investment Posture

Energy-friendly policies of the incoming presidential administration could support higher production volumes for U.S. oil-and-gas producers, and the recent decision by the Organization of Petroleum Exporting Countries (OPEC) to reduce production is expected

4

to lead to higher energy prices in the months ahead. Therefore, we have adopted a more constructive investment posture, putting cash reserves to work in MLPs that, in our analysis, can produce attractive total rates of return as the global energy markets continue their recovery.

December 15, 2016

Master Limited Partnership (MLP) investments involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Under normal circumstances, the fund concentrates its investments in the energy sector, focusing on energy infrastructure MLPs, and may, therefore, be more susceptible to the risks affecting such sector and MLPs. The fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Because the fund’s investments are concentrated in the energy and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and domestic and international politics. Interest-rates, commodity prices, economic, tax, energy developments, and government regulations may affect supply and demand dynamics and the share prices of companies in the sector.

Securities of companies within specific energy sectors can perform differently from the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain energy sectors than others, the fund’s performance may be more sensitive to developments that affect those sectors emphasized by the fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

MLP tax risk will depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The float adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a total-return basis. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus MLP Fund Class A shares, Class C shares, Class I shares and Class Y shares, and the Alerian MLP Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, and Class Y shares of Dreyfus MLP Fund on 4/30/15 (inception date) to a $10,000 investment made in the Alerian MLP Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is the leading gauge of energy Master Limited Partnerships (MLPs). The float adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a total-return basis. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Aggregate Total Returns as of 11/30/16
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	4/30/15	8.86%	-17.72%
without sales charge	4/30/15	15.53%	-14.61%
Class C shares
with applicable redemption charge†	4/30/15	13.74%	-15.23%
without redemption	4/30/15	14.74%	-15.23%
Class I shares	4/30/15	15.88%	-14.38%
Class Y shares	4/30/15	15.88%	-14.38%
Alerian MLP Index	4/30/15	9.28%	-15.97%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus MLP Fund from June 1, 2016 to November 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$12.28	$16.14	$10.92	$10.92
Ending value (after expenses)	$1,107.30	$1,103.40	$1,109.40	$1,109.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$11.73	$15.42	$10.43	$10.43
Ending value (after expenses)	$1,013.35	$1,009.65	$1,014.65	$1,014.65

† Expenses are equal to the fund’s annualized expense ratio of 2.33% for Class A, 3.07% for Class C, 2.07% for Class I and 2.07% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2016

Common Stocks - 13.9%	Shares		Value ($)
Energy - 13.9%
Cheniere Energy	18,389	[a]	751,375
Kinder Morgan	64,130	[b]	1,423,686
Williams Cos.	38,217		1,173,262
(cost $2,886,647)			3,348,323
Master Limited Partnerships - 83.8%
Energy - 82.4%
Cheniere Energy Partners LP	29,187	[b]	857,222
Cone Midstream Partners LP	118,336	[b]	2,638,893
Energy Transfer Partners LP	37,650	[b]	1,322,268
EnLink Midstream Partners LP	56,126		983,327
Enterprise Products Partners LP	80,358	[b]	2,083,683
MPLX LP	33,993		1,116,670
NuStar Energy LP	9,126	[b]	435,675
NuStar GP Holdings LLC	35,996	[b]	914,298
Plains All American Pipeline LP	67,464		2,222,939
Rice Midstream Partners LP	94,135		2,028,609
Sprague Resources LP	10,843		244,510
TransMontaigne Partners LP	23,822		1,012,197
Western Gas Equity Partners LP	19,598		841,538
Western Gas Partners LP	19,082		1,089,010
Western Refining Logistics LP	50,753		1,045,512
Williams Partners LP	26,097		952,540
			19,788,891
Materials - 1.4%
Westlake Chemical Partners LP	16,094		337,974
Total Master Limited Partnerships (cost $16,508,295)			20,126,865
Warrants - .0%	Number of Warrants		Value ($)
Energy - .0%
Kinder Morgan (5/25/17) (cost $1,545,343)	472,743	[a]	3,073
Options Purchased - .1%	Number of Contracts		Value ($)
Call Options - .1%
Enterprise Products Partners (cost $173,818)	1,385		13,850

9

STATEMENT OF INVESTMENTS (continued)

Other Investment - 1.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $369,901)	369,901	[c]	369,901
Total Investments (cost $21,484,004)	99.3%		23,862,012
Cash and Receivables (Net)	.7%		165,985
Net Assets	100.0%		24,027,997

LLC—Limited Liability Company

LP—Limited Partnership

aNon-income producing security.
b Held by a broker as collateral for open short positions.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Energy	96.3
Money Market Investment	1.5
Materials	1.4
Options Purchased	.1
99.3

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF SECURITIES SOLD SHORT

November 30, 2016

Common Stocks - 5.5%	Shares	Value ($)
Exchange-Traded Funds - 5.5%
JPMorgan Alerian MLP Index ETN (proceeds $1,344,078)	43,374	1,310,763

Master Limited Partnerships - 2.9%
Energy - 2.9%
Genesis Energy LP	6,602	230,674
VTTI Energy Partners LP	26,285	469,187
Total Master Limited Partnerships (proceeds $713,331)		699,861
Total Securities Sold Short (proceeds $2,057,409)		2,010,624

ETN—Exchange-Traded Note

LP—Limited Partnership

Portfolio Summary (Unaudited) †	Value (%)
Exchange-Traded Fund	5.5
Energy	2.9
8.4

† Based on net assets.
See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	21,114,103	23,492,111
Affiliated issuers	369,901	369,901
Cash		117
Receivable from brokers for proceeds on securities sold short—Note 4		2,057,409
Receivable for shares of Common Stock subscribed		1,140,796
Due from broker		217,600
Dividends receivable		61
Due from The Dreyfus Corporation and affiliates—Note 3(c)		13,805
Prepaid expenses		21,756
		27,313,556
Liabilities ($):
Securities sold short, at value (proceeds $2,057,409)—See Statement of Securities Sold Short—Note 4		2,010,624
Payable for investment securities purchased		1,131,751
Payable for dividends on securities sold short		20,058
Payable for shares of Common Stock redeemed		5,035
Payable for interest on securities sold short		3,230
Accrued expenses		114,861
		3,285,559
Net Assets ($)		24,027,997
Composition of Net Assets ($):
Paid-in capital		29,146,656
Accumulated investment (loss)—net		(448,355)
Accumulated net realized gain (loss) on investments		(7,095,097)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and securities sold short		2,424,793
Net Assets ($)		24,027,997

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,419,977	726,525	9,904,810	8,976,685
Shares Outstanding	486,793	81,008	1,086,246	984,390
Net Asset Value Per Share ($)	9.08	8.97	9.12	9.12

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended November 30, 2016

Investment Income ($):
Income:
Distributions from Master Limited Partnerships	1,204,762
Less return of capital on distributions from Master Limited Partnerships	(1,204,762)
Cash dividends:
Unaffiliated issuers	107,710
Affiliated issuers	2,075
Total Income	109,785
Expenses:
Management fee—Note 3(a)	202,867
Professional fees	110,523
Dividends on securities sold short	103,989
Registration fees	71,259
Prospectus and shareholders’ reports	59,440
Interest on securities sold short	21,240
Shareholder servicing costs—Note 3(c)	15,926
Custodian fees—Note 3(c)	9,810
Distribution fees—Note 3(b)	4,881
Directors’ fees and expenses—Note 3(d)	1,625
Loan commitment fees—Note 2	388
Interest expense—Note 2	296
Miscellaneous	17,250
Total Expenses, before income taxes	619,494
Less—reduction in expenses due to undertaking—Note 3(a)	(223,884)
Less—reduction in fees due to earnings credits—Note 3(c)	(15)
Net Expenses, before income taxes	395,595
Income Taxes	-
Investment (Loss)—Net	(285,810)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	(4,852,465)
Short sale transactions	(68,550)
Net realized gain (loss) on options transactions	(225,643)
Net Realized Gain (Loss)	(5,146,658)
Net unrealized appreciation (depreciation) on investments	9,197,931
Net unrealized appreciation (depreciation) on options transactions	(159,968)
Net unrealized appreciation (depreciation) on securities sold short	(55,223)
Net Unrealized Appreciation (Depreciation)	8,982,740
Net Realized and Unrealized Gain (Loss) on Investments	3,836,082
Net Increase in Net Assets Resulting from Operations	3,550,272

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2016	2015[a]
Operations ($):
Investment (loss)—net	(285,810)	(162,545)
Net realized gain (loss) on investments	(5,146,658)	(1,948,439)
Net unrealized appreciation (depreciation) on investments	8,982,740	(6,557,947)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,550,272	(8,668,931)
Distributions to Shareholders from ($):
Tax return of capital:
Class A	(225,659)	(35,733)
Class C	(38,663)	(7,890)
Class I	(441,075)	(93,424)
Class Y	(486,339)	(89,989)
Total Distributions	(1,191,736)	(227,036)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	307,449	5,499,418
Class C	3,341	1,005,119
Class I	3,245,963	11,506,962
Class Y	1,180,582	11,375,000
Distributions reinvested:
Class A	15,491	4,173
Class C	343	-
Class I	57,751	14,323
Class Y	32,856	-
Cost of shares redeemed:
Class A	(113,672)	(250,606)
Class I	(2,242,742)	(78,417)
Class Y	(997,906)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,489,456	29,075,972
Total Increase (Decrease) in Net Assets	3,847,992	20,180,005
Net Assets ($):
Beginning of Period	20,180,005	-
End of Period	24,027,997	20,180,005
Accumulated investment (loss)—net	(448,355)	(162,545)

14

	Year Ended November 30,
	2016	2015[a]
Capital Share Transactions (Shares):
Class A
Shares sold	38,096	488,525
Shares issued for distributions reinvested	1,826	496
Shares redeemed	(14,381)	(27,769)
Net Increase (Decrease) in Shares Outstanding	25,541	461,252
Class C
Shares sold	380	80,587
Shares issued for distributions reinvested	41	-
Net Increase (Decrease) in Shares Outstanding	421	80,587
Class I
Shares sold	401,634	956,452
Shares issued for distributions reinvested	6,700	1,703
Shares redeemed	(271,437)	(8,806)
Net Increase (Decrease) in Shares Outstanding	136,897	949,349
Class Y
Shares sold	160,249	932,731
Shares issued for distributions reinvested	3,848	-
Shares redeemed	(112,438)	-
Net Increase (Decrease) in Shares Outstanding	51,659	932,731

[a]From April 30, 2015 (commencement of operations) to November 30, 2015.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended November 30,
	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	8.32	12.50
Investment Operations:
Investment (loss)—net[b]	(.13)	(.08)
Net realized and unrealized gain (loss) on investments	1.37	(4.00)
Total from Investment Operations	1.24	(4.08)
Distributions:
Tax return of capital	(.48)	(.10)
Net asset value, end of period	9.08	8.32
Total Return (%)[c]	15.53	(32.66)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.24	3.47[e]
Ratio of net expenses to average net assets	2.12	2.03[e]
Ratio of net investment (loss) to average net assets	(1.58)	(1.38)[e]
Portfolio Turnover Rate	111.44	57.76[d]
Net Assets, end of period ($ x 1,000)	4,420	3,836

a From April 30, 2015 (commencement of operations) to November 30, 2015.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

16

Class C Shares	Year Ended November 30,
	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	8.28	12.50
Investment Operations:
Investment (loss)—net[b]	(.19)	(.13)
Net realized and unrealized gain (loss) on investments	1.36	(3.99)
Total from Investment Operations	1.17	(4.12)
Distributions:
Tax return of capital	(.48)	(.10)
Net asset value, end of period	8.97	8.28
Total Return (%)[c]	14.74	(32.98)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.00	4.22[e]
Ratio of net expenses to average net assets	2.87	2.76[e]
Ratio of net investment (loss) to average net assets	(2.32)	(2.16)[e]
Portfolio Turnover Rate	111.44	57.76[d]
Net Assets, end of period ($ x 1,000)	727	667

a From April 30, 2015 (commencement of operations) to November 30, 2015.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended November 30,
	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	8.33	12.50
Investment Operations:
Investment (loss)—net[b]	(.11)	(.07)
Net realized and unrealized gain (loss) on investments	1.38	(4.00)
Total from Investment Operations	1.27	(4.07)
Distributions:
Tax return of capital	(.48)	(.10)
Net asset value, end of period	9.12	8.33
Total Return (%)	15.88	(32.58)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.00	3.21[d]
Ratio of net expenses to average net assets	1.88	1.77[d]
Ratio of net investment (loss) to average net assets	(1.34)	(1.16)[d]
Portfolio Turnover Rate	111.44	57.76[c]
Net Assets, end of period ($ x 1,000)	9,905	7,907

a From April 30, 2015 (commencement of operations) to November 30, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

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Class Y Shares	Year Ended November 30,
	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	8.33	12.50
Investment Operations:
Investment (loss)—net[b]	(.11)	(.07)
Net realized and unrealized gain (loss) on investments	1.38	(4.00)
Total from Investment Operations	1.27	(4.07)
Distributions:
Tax return of capital	(.48)	(.10)
Net asset value, end of period	9.12	8.33
Total Return (%)	15.88	(32.58)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.94	3.20[d]
Ratio of net expenses to average net assets	1.86	1.76[d]
Ratio of net investment (loss) to average net assets	(1.32)	(1.15)[d]
Portfolio Turnover Rate	111.44	57.76[c]
Net Assets, end of period ($ x 1,000)	8,977	7,769

a From April 30, 2015 (commencement of operations) to November 30, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus MLP Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek total return, consisting of capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of November 30, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 320,000 Class A, 80,000 Class C, 800,000 Class I and 800,000 Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

20

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

21

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

22

Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2016 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	3,348,323	—	—	3,348,323
Master Limited Partnerships†	20,126,865	—	—	20,126,865
Registered Investment Company	369,901	—	—	369,901
Options Purchased	13,850	—	—	13,850
Warrants†	3,073	—	—	3,073
Liabilities ($)
Securities Sold Short:
Exchange-Traded Funds††	(1,310,763)	—	—	(1,310,763)
Master Limited Partnerships††	(699,861)	—	—	(699,861)

† See Statement of Investments for additional detailed categorizations.
†† See Statement of Securities Sold Short for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2016 were as follows:

23

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 11/30/2015 ($)	Purchases ($)	Sales ($)	Value 11/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	2,387,402	10,558,582	12,576,083	369,901	1.5

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Risk: The fund invests primarily in Master Limited Partnerships (“MLPs”). MLPs and MLP-related investments comprise a minimum of 80% of investable assets of the fund. The majority of MLPs operate in the energy and/or natural resources sector. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of at least one general partner and one or more limited partners. The general partner controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners, through their ownership of limited partner interests, contribute capital to the entity, have a limited role in the operation and management of the entity and receive cash distributions.

MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the fund is derived from investments in equity securities of MLPs. The amount of cash that MLPs have available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

(e) Distributions to shareholders: The fund currently anticipates making quarterly distributions to its shareholders of substantially all of the fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the fund, and other payments on or derived from securities owned by the fund.

The fund intends to pay out a consistent dividend that over time approximates the distributions received from the fund’s portfolio investments based on, among other considerations, distributions the fund actually receives from portfolio investments and estimated future cash flows. Because the fund’s policy will be to pay consistent dividends based on estimated income from investments and future cash flows, the fund’s

24

dividends may exceed the amount the fund actually receives from its portfolio investments.

The fund’s distributions will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of a shareholder’s allocable share of the fund’s earnings and profits, (ii) second, taxable returns of capital to the extent of a shareholder’s tax basis in their shares of the fund (for the portion of those distributions that exceed the fund’s earnings and profits) and (iii) third, taxable gains (for the balance of those distributions). Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met. Unlike a regulated investment company under Sub-Chapter M of the Internal Revenue Code, the fund will not be able to pass-through the character of its recognized net capital gain by paying “capital gain dividends.” Cash distributions from an MLP to the fund that exceed the fund’s allocable share of such MLP’s net taxable income will reduce the fund’s adjusted tax basis in the equity securities of the MLP.

(f) Return of capital estimates: Distributions received from the fund’s investments in MLPs generally are comprised of income and return of capital. The fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after the tax reporting periods are concluded. During the period ended November 30, 2016, fund distributions are expected to be comprised of 100% return of capital and are recorded as such.

(g) Federal income taxes: The fund is treated as a regular corporation for U.S. federal and state income tax purposes, and will pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The fund is currently using an estimated rate of 34% for federal income tax and 2% for state and local tax, net of federal tax benefit.

The fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes. As a partner in the MLPs, the fund must report its allocable share of the MLPs’ taxable income or loss in computing the fund’s taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions.

25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s income tax expense or benefit is included in the Statement of Operations based on the components of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net deferred tax benefit of accumulated net operating losses and capital loss carryforwards. During the period ended November 30, 2016, the fund had no income tax expense or benefit.

The fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2016, the fund had no uncertain tax positions.

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, it is more-likely-than-not that some portion or the entire deferred tax asset will not be realized. The factors considered in assessing the fund’s valuation allowance are the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused.

At November 30, 2016, the components of the fund’s deferred tax assets and liabilities were as follows:

26

Deferred tax assets:
Net operating loss carryforwards	$(515,265)
Capital loss carryforwards	(2,558,568)
Deferred tax liabilities:
Unrealized gains on investment securities	1,183,044
Total deferred tax assets, before valuation allowance	(1,890,789)
Valuation allowance	1,890,789
Net deferred tax assets, after valuation allowance	$0

Unexpected significant decreases in cash distributions from the fund’s MLP investments or significant declines in the fair value of its investments may change the fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the fund’s net asset value and results of operations. At November 30, 2016, the valuation allowance for deferred tax assets was deemed necessary because Dreyfus believes it is more-likely-than-not that the fund will not be able to recognize deferred tax assets through future taxable income.

Net operating loss carryforwards and capital loss carryforwards are available to offset future taxable income. The fund has a net operating loss carryforward of $1,431,291 of which $241,634 will expire in 2035 and $1,189,657 will expire in 2036. The fund also has a capital loss carryforward of $7,107,133 of which $1,677,996 will expire in 2020 and $5,429,137 will expire in 2021.

The fund may rely, to some extent, on information provided by the MLPs, which may not be available on a timely basis, to estimate taxable income allocable to MLP shares held in its portfolio, and to estimate its associated deferred tax liability or assets. Such estimates are made in good faith. From time to time, as new information becomes available, the fund may modify its estimates or assumptions regarding its tax liability or asset.

The fund files income tax returns in the U.S. federal jurisdiction and various states. The fund has reviewed all major jurisdictions and concluded that there is no significant impact on the fund’s net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million

27

NOTES TO FINANCIAL STATEMENTS (continued)

unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2016 was approximately $21,300 with a related weighted average annualized interest rate of 1.39%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.00% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from April 30, 2016 through May 1, 2017, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, dividend and interest expense on securities sold short, taxes, such as deferred tax expenses, interest expense, commitment fees on borrowings, brokerage commissions and extraordinary expenses) exceed 1.25% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $223,884 during the period ended November 30, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and TBCAM, TBCAM serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays TBCAM a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated

28

sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended November 30, 2016, the Distributor retained $14 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2016, Class C shares were charged $4,881 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2016, Class A and Class C shares were charged $9,591 and $1,627, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2016, the fund was charged $1,214 for transfer agency services and $34 for cash management

29

NOTES TO FINANCIAL STATEMENTS (continued)

services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $15.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2016, the fund was charged $9,810 pursuant to the custody agreement.

During the period ended November 30, 2016, the fund was charged $9,629 for services performed by the Chief Compliance Officer and his staff.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $18,236, Distribution Plan fees $435, Shareholder Services Plan fees $1,027, custodian fees $4,835, Chief Compliance Officer fees $6,501 and transfer agency fees $202, which are offset against an expense reimbursement currently in effect in the amount of $45,041.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and options transactions, during the period ended November 30, 2016 were as follows:

	Purchases ($)	Sales ($)
Long transactions	24,880,867	22,253,296
Short sale transactions	5,355,080	4,495,828
Total	30,235,947	26,749,124

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at November 30, 2016 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

30

The fund is liable for any dividends payable on securities while those securities are in a short position. Dividends declared on short positions are recorded on the ex-dividend date and recorded as an expense in the Statement of Operations. The fund is charged a securities loan fee in connection with short sale transactions which is recorded as interest on securities sold short in the Statement of Operations.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2016 is discussed below.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related

31

NOTES TO FINANCIAL STATEMENTS (continued)

premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At November 30, 2016, there were no written options outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2016:

Average Market Value ($)
Equity options contracts	40,597

At November 30, 2016, the cost of investments for federal income tax purposes was $22,493,329; accordingly, accumulated net unrealized appreciation on investments was $1,368,683, consisting of $4,196,672 gross unrealized appreciation and $2,827,989 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus MLP Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus MLP Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2016, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 30, 2015 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus MLP Fund at November 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from April 30, 2015 to November 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 26, 2017

33

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 7-8, 2016, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which The Boston Company Asset Management, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), for the one-year period ended September 30, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund

34

financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-year period shown, noting that the fund commenced operations on April 30, 2015. Dreyfus also provided a comparison of the fund’s calendar year total return in 2015 to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was zero and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until May 1, 2017, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, dividend and interest expenses on securities sold short, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the

35

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were

36

determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

37

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Joni Evans (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (79)

Board Member (1984)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

38

Robin A. Melvin (53)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Burton N. Wallack (66)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Gordon J. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2005.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

41

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

42

NOTES

43

NOTES

44

NOTES

45

For More Information

Dreyfus MLP Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

The Boston Company
Asset Management LLC
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DMFAX Class C: DMFCX Class I: DMFIX Class Y: DMFYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 4009AR1116

Dreyfus Select Managers Small Cap Value Fund

ANNUAL REPORT November 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus Select Managers Small Cap Value Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Small Cap Value Fund, covering the 12-month period from December 1, 2015 through November 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over the reporting period despite bouts of market volatility stemming from various global economic developments. In December 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality sovereign bonds moved lower over much of the reporting period due to robust investor demand for current income, but yields surged higher after the election amid expectations of rising interest rates.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

December 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2015 through November 30, 2016, as provided by Keith L. Stransky and Robert B. Mayerick of EACM Advisors LLC, the fund’s portfolio allocation manager

Fund and Market Performance Overview

For the 12-month period ended November 30, 2016, Dreyfus Select Managers Small Cap Value Fund’s Class A, Class C, Class I and Class Y shares produced total returns of 10.72%, 9.94%, 11.09% and 11.13%, respectively.1 In comparison, the Russell 2000® Value Index (the “Index”), the fund’s benchmark, returned 19.85% for the same period.2

U.S. stocks gained value during the reporting period amid moderate economic growth and political change. The fund lagged the Index, primarily due to shortfalls in the information technology and industrials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of small-cap companies.

The fund uses a “multi-manager” approach by selecting various subadvisers to manage its assets. As the fund’s portfolio allocation manager, we seek subadvisers that complement one another’s style of investing, consistent with the fund’s investment goal. We monitor and evaluate the performance of the subadvisers and will advise and recommend to Dreyfus and the fund’s board any changes to the subadvisers.

The fund’s assets are currently allocated to seven subadvisers, each acting independently of one another and using their own methodology to select portfolio investments. As of the end of the reporting period: 11% of the fund’s assets were under the management of Thompson, Siegel, and Walmsley LLC, which employs a combination of quantitative and qualitative security selection methods based on a proprietary four-factor valuation model; approximately 23% of the fund’s assets were under the management of Walthausen & Co., LLC, which uses a proprietary valuation model to identify companies that are trading at a discount to their intrinsic values; approximately 14% of the fund’s assets were under the management of Neuberger Berman Investment Advisers LLC, which uses fundamental analysis and a bottom-up stock selection process to identify publicly traded small-cap companies selling at a material discount to their intrinsic value; approximately 8% of the fund’s assets were under the management of Lombardia Capital Partners, LLC, which uses fundamental analysis and a bottom-up value-oriented approach in seeking companies whose stocks are trading below what Lombardia estimates to be their intrinsic value over a complete market cycle, typically a period of three years; approximately 10% of the fund’s assets were under the management of Kayne Anderson Rudnick Investment Management, LLC, which employs a fundamental, bottom-up, research-driven investment process in seeking to identify high-quality companies whose securities are trading at attractive valuations; approximately 25% of the fund’s assets were under the management of Channing Capital Management, LLC, which employs intensive, fundamental, bottom-up research to identify high-quality companies that represent value opportunities; and approximately 9% of the fund’s assets were allocated to Eastern Shore Capital Management, which focuses on identifying companies with quality fundamentals that are trading at attractive valuations. The percentages of the fund’s assets allocated to the various subadvisers can change over time, within ranges described in the prospectus.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic and Political Developments Drove Equity Markets

U.S. stocks moved sharply lower early in the reporting period due to weakening commodity prices, disappointing global economic data and rising short-term U.S. interest rates. Equities began a dramatic recovery in February and rallied through the spring in response to rebounding commodity prices, global monetary easing and indications that additional U.S. rate increases would be delayed. The market’s advance faltered in June when the United Kingdom voted to leave the European Union, but the market regained most of its lost ground by early July and continued to advance over the summer.

The stock market gave back some of its previous gains ahead of the presidential election, but stocks rallied to record highs after the election as investors revised their expectations of future fiscal and tax policies. Indeed, more than half of the Index’s gains for the reporting period were produced in the weeks after the election.

Fund Strategies Produced Mixed Results

The fund’s performance was constrained relative to the Index due to poor stock selection in information technology. Most notably, video software developer SeaChange International reported a quarterly loss related to a recent acquisition and optical networking provider Infinera issued an unenthusiastic outlook amid slower customer spending. In the industrials sector, document management specialist Pitney Bowes encountered soft demand in its core businesses and railcar manufacturer FreightCar America was hurt by deferred orders.

The energy sector produced more positive relative results when RSP Permian and Laredo Petroleum reported higher oil production volumes in Texas’s Permian Basin. In other areas, motorhomes producer Thor Industries saw rising demand from younger consumers and personal care services provider Addus HomeCare executed a turnaround through reduced costs and strategic investments.

Maintaining a Focus on Quality

Although the fund made no changes in its roster of subadvisers, we have continued to emphasize managers who favor companies with low debt levels and growth drivers that do not rely on economic developments. In our judgment, this investment posture positions the fund for a market rotation toward higher-quality stocks with sound business fundamentals.

December 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.
As of 11/30/16, the companies mentioned represented 2.68% of the fund’s portfolio in the aggregate; portfolio composition is subject to change at any time. The holdings listed should not be considered recommendations to buy or sell a particular security. Other holdings may not have performed as well as some of those listed herein. Portfolio composition is subject to change at any time.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000® Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Select Managers Small Cap Value Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 2000® Value Index

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Select Managers Small Cap Value Fund on 12/17/08 (inception date) to a $10,000 investment made in the Russell 2000® Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/16
	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	12/17/08	4.37%	11.79%	13.63%
without sales charge	12/17/08	10.72%	13.12%	14.47%
Class C shares
with applicable redemption charge†	12/17/08	8.94%	12.30%	13.64%
without redemption	12/17/08	9.94%	12.30%	13.64%
Class I shares	12/17/08	11.09%	13.51%	14.85%
Class Y shares	7/1/13	11.13%	13.60%††	14.78%††
Russell 2000® Value Index	12/31/08	19.85%	14.50%	13.62%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the Index as of 12/31/08 is used as the beginning value on 12/17/08.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small Cap Value Fund from June 1, 2016 to November 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.93	$10.91	$5.34	$5.07
Ending value (after expenses)	$1,132.60	$1,128.60	$1,134.60	$1,134.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.56	$10.33	$5.05	$4.80
Ending value (after expenses)	$1,018.50	$1,014.75	$1,020.00	$1,020.25

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.00% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

November 30, 2016

Common Stocks - 95.2%	Shares		Value ($)
Automobiles & Components - 1.6%
Dana	109,420		1,848,104
Dorman Products	14,950	[a]	1,079,988
Gentherm	23,100	[a]	735,735
Miller Industries	23,340		595,170
Motorcar Parts of America	31,700	[a]	775,382
Superior Industries International	56,550		1,422,233
Thor Industries	36,400	[b]	3,660,748
Winnebago Industries	86,670		2,812,441
			12,929,801
Banks - 14.9%
Banc of California	32,142		485,344
Bancorp	82,000	[a]	567,440
Bank of Hawaii	55,450	[b]	4,622,866
Bank of the Ozarks	41,830		2,029,592
BankUnited	105,032		3,721,284
Banner	107,887		5,624,149
BNC Bancorp	75,735	[b]	2,287,197
BofI Holding	51,475	[a,b]	1,216,354
Boston Private Financial Holdings	89,100		1,336,500
Brookline Bancorp	130,045		1,937,670
Bryn Mawr Bank	50,990		1,876,432
City Holding	35,350		2,173,318
Columbia Banking System	150,814		6,005,413
Commerce Bancshares	29,382		1,610,436
Community Bank System	44,345	[b]	2,514,361
Customers Bancorp	48,990	[a]	1,494,195
Eagle Bancorp	58,706	[a]	3,448,977
East West Bancorp	20,545		983,695
Essent Group	94,735	[a]	2,891,312
F.N.B.	38,241		584,322
First Busey	36,450		999,095
First Financial Bancorp	82,360		2,207,248
First Financial Bankshares	35,100	[b]	1,511,055
Great Southern Bancorp	35,810		1,777,967
Heartland Financial USA	44,060		1,887,971
HomeStreet	26,300	[a]	764,015
Hope Bancorp	117,234		2,332,957

8

Common Stocks - 95.2% (continued)	Shares		Value ($)
Banks - 14.9% (continued)
Huntington Bancshares	203,580		2,536,607
IBERIABANK	84,413		6,993,617
Independent Bank	53,775		3,500,752
Investors Bancorp	137,240		1,858,230
Lakeland Financial	57,540	[b]	2,428,188
MB Financial	160,019		6,924,022
MGIC Investment	97,808	[a]	887,119
Nationstar Mortgage Holdings	65,400	[a,b]	1,110,492
NMI Holdings, Cl. A	246,900	[a]	2,123,340
Opus Bank	19,232		486,570
PacWest Bancorp	50,845		2,605,806
Popular	21,900		890,235
Provident Financial Services	31,045		836,352
Radian Group	89,000		1,295,840
South State	78,248		6,647,168
Southside Bancshares	54,237		2,086,499
Stock Yards Bancorp	48,325		1,990,990
TCF Financial	88,850		1,541,548
Texas Capital Bancshares	129,134	[a]	9,394,498
TriCo Bancshares	61,440		1,920,614
Western Alliance Bancorp	26,125	[a]	1,220,560
Wintrust Financial	11,460		754,526
WSFS Financial	53,970		2,301,820
			121,226,558
Capital Goods - 9.9%
AAON	15,710		516,859
AAR	50,820		1,874,750
Aerovironment	40,850	[a,b]	1,156,055
Albany International, Cl. A	21,580		1,007,786
Allied Motion Technologies	39,458		843,612
American Woodmark	18,360	[a]	1,407,294
Armstrong World Industries	19,875	[a]	828,788
AZZ	12,305		801,056
Briggs & Stratton	74,360		1,540,739
CLARCOR	19,600		1,380,820
Columbus McKinnon	76,460		2,012,427
DigitalGlobe	31,200	[a]	1,003,080
Dycom Industries	8,135	[a]	595,726
EMCOR Group	26,090		1,809,863

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 95.2% (continued)	Shares		Value ($)
Capital Goods - 9.9% (continued)
FreightCar America	79,150		1,161,922
GATX	30,020	[b]	1,640,293
Graco	34,800		2,826,804
Great Lakes Dredge and Dock	375,460	[a]	1,595,705
H&E Equipment Services	20,560		378,510
Harsco	84,500		1,183,000
Hexcel	135,680		7,017,370
Hillenbrand	154,356		5,402,460
Houston Wire & Cable	82,830		505,263
ITT	70,300		2,838,011
John Bean Technologies	63,158		5,696,852
KBR	101,340		1,693,391
Kennametal	28,015		966,237
KEYW Holding	166,930	[a,b]	2,091,633
Manitowoc	111,450	[a]	664,242
Meritor	71,210	[a]	898,670
Moog, Cl. A	19,340	[a]	1,350,512
Mueller Water Products, Cl. A	133,670		1,768,454
Owens Corning	19,300		991,634
Ply Gem Holdings	126,460	[a]	1,928,515
RBC Bearings	32,200	[a]	2,729,272
Regal Beloit	28,500		2,077,650
Snap-on	8,380		1,401,136
Spirit AeroSystems Holdings, Cl. A	48,510		2,825,707
Standex International	13,625		1,200,363
Stoneridge	91,660	[a]	1,454,644
Sun Hydraulics	35,950		1,428,653
Teledyne Technologies	10,940	[a]	1,366,078
The Greenbrier Companies	25,470	[b]	988,236
Triumph Group	14,537		404,129
Tutor Perini	90,550	[a]	2,363,355
Twin Disc	30,580	[a,b]	443,716
Valmont Industries	6,800		1,012,520
Woodward	26,635		1,803,989
			80,877,781
Commercial & Professional Services - 7.0%
ABM Industries	132,096		5,812,224
AMN Healthcare Services	33,100	[a]	1,102,230
ARC Document Solutions	132,300	[a]	590,058

10

Common Stocks - 95.2% (continued)	Shares		Value ($)
Commercial & Professional Services - 7.0% (continued)
Casella Waste Systems, Cl. A	131,540	[a]	1,665,296
CBIZ	20,870	[a]	258,788
CEB	42,150		2,484,742
Clean Harbors	29,800	[a]	1,574,930
Covanta Holding	172,440	[b]	2,517,624
Deluxe	30,472		2,062,954
Heritage-Crystal Clean	74,980	[a]	1,222,174
Huron Consulting Group	40,234	[a]	2,122,343
Interface	146,730		2,553,102
Kimball International, Cl. B	12,250		183,750
Knoll	27,645		732,869
Korn/Ferry International	34,032		863,732
Matthews International, Cl. A	102,296		7,442,034
McGrath RentCorp	76,710		2,832,133
MSA Safety	89,116		5,539,451
Navigant Consulting	55,900	[a]	1,380,730
Pitney Bowes	139,387		2,000,203
R.R. Donnelley & Sons Co.	10,955		190,507
Steelcase, Cl. A	594,154		9,239,095
Tetra Tech	9,695		415,431
Textainer Group Holdings	135,240	[b]	1,311,828
UniFirst	5,680		802,868
Viad	12,200		535,580
			57,436,676
Consumer Durables & Apparel - 2.2%
Bassett Furniture Industries	56,060		1,628,543
Brunswick	15,095		756,561
Columbia Sportswear	24,225		1,377,676
Crocs	71,370	[a]	499,590
CSS Industries	33,540		911,953
Deckers Outdoor	14,800	[a,b]	880,304
Libbey	24,783		474,099
M.D.C. Holdings	50,270		1,351,258
M/I Homes	95,760	[a]	2,236,954
Nautilus	31,045	[a]	533,974
Oxford Industries	7,575		550,400
Polaris Industries	14,100	[b]	1,224,726
Steven Madden	19,115	[a]	708,211
TRI Pointe Group	127,780	[a]	1,484,804

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 95.2% (continued)	Shares		Value ($)
Consumer Durables & Apparel - 2.2% (continued)
Tupperware Brands	1,496		82,938
Unifi	76,020	[a]	2,365,742
Vera Bradley	44,500	[a]	641,690
			17,709,423
Consumer Services - 2.4%
AdvancePierre Foods Holdings	39,565		1,071,025
Bloomin' Brands	58,200		1,082,520
Cheesecake Factory	76,760		4,541,889
Extended Stay America	62,132		966,774
Houghton Mifflin Harcourt	51,200	[a]	565,760
ILG	121,270		2,191,349
Jamba	58,600	[a,b]	581,312
LifeLock	54,900	[a,b]	1,307,169
Marriott Vacations Worldwide	14,385		1,116,851
Ruth's Hospitality Group	23,112		392,904
SeaWorld Entertainment	217,870	[b]	3,682,003
Vista Outdoor	60,780	[a]	2,440,317
			19,939,873
Diversified Financials - 4.2%
Ares Capital	42,023		674,049
Artisan Partners Asset Management, Cl. A	176,035		5,245,843
Cowen Group, Cl. A	349,400	[a,b]	1,275,310
Encore Capital Group	64,852	[a,b]	1,780,187
Evercore Partners, Cl. A	104,700		7,056,780
FNFV Group	121,460	[a]	1,554,688
Gain Capital Holdings	62,482		401,759
Green Dot, Cl. A	64,132	[a]	1,546,223
HFF, Cl. A	119,150		3,455,350
Janus Capital Group	48,772		658,422
New Mountain Finance	47,308		671,774
Stifel Financial	178,228	[a]	8,884,666
TCP Capital	14,670		247,776
Waddell & Reed Financial, Cl. A	24,642		481,258
			33,934,085
Energy - 3.8%
Advanced Energy Industries	17,035	[a]	940,502
Aegean Marine Petroleum Network	101,300		1,139,625
Core Laboratories	31,330	[b]	3,501,441
Delek US Holdings	53,300		1,071,863

12

Common Stocks - 95.2% (continued)	Shares		Value ($)
Energy - 3.8% (continued)
Era Group	105,680	[a]	1,237,513
Forum Energy Technologies	17,410	[a]	378,668
Helix Energy Solutions Group	64,600	[a]	675,070
ION Geophysical	12,524	[a,b]	92,678
Laredo Petroleum	214,486	[a]	3,429,631
Matador Resources	22,859	[a]	608,964
McDermott International	78,220	[a,b]	538,154
Newpark Resources	84,100	[a]	618,135
Oasis Petroleum	34,265	[a]	512,947
Oceaneering International	47,020		1,253,083
Oil States International	124,641	[a]	4,468,380
PDC Energy	8,330	[a]	620,169
Ring Energy	68,000	[a,b]	870,400
RSP Permian	154,687	[a]	6,906,775
Synergy Resources	131,340	[a]	1,246,417
TETRA Technologies	151,690	[a]	823,677
			30,934,092
Exchange-Traded Funds - .9%
iShares Russell 2000 ETF	58,665	[b]	7,720,901
Food & Staples Retailing - .4%
Andersons	35,050		1,379,218
Casey's General Stores	9,200		1,108,140
SpartanNash	2,962		107,254
United Natural Foods	20,800	[a]	976,560
			3,571,172
Food, Beverage & Tobacco - 1.3%
Cal-Maine Foods	15,916		647,781
Dean Foods	46,734		928,137
Hain Celestial Group	9,090	[a]	356,237
Lancaster Colony	7,182		973,233
MGP Ingredients	69,520	[b]	3,288,296
National Beverage	38,893	[b]	1,963,708
Sanderson Farms	4,282		345,343
Seaboard	436	[a]	1,784,548
			10,287,283
Health Care Equipment & Services - 3.3%
Accuray	191,690	[a,b]	968,035
Addus HomeCare	54,340	[a]	1,885,598
Air Methods	25,500	[a,b]	833,850

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 95.2% (continued)	Shares		Value ($)
Health Care Equipment & Services - 3.3% (continued)
Allscripts Healthcare Solutions	160,560	[a]	1,762,949
Analogic	9,500		875,425
Anika Therapeutics	34,474	[a]	1,608,557
BioTelemetry	57,500	[a]	1,118,375
Cynosure, Cl. A	19,100	[a]	866,185
Haemonetics	13,000	[a]	515,190
HealthSouth	57,947	[b]	2,414,651
ICU Medical	3,025	[a]	454,506
Kindred Healthcare	418,603		2,783,710
LHC Group	43,110	[a]	1,813,207
Luminex	40,800	[a]	829,464
Molina Healthcare	44,200	[a]	2,336,412
Natus Medical	23,090	[a]	920,137
NuVasive	10,980	[a]	712,602
Patterson	56,850		2,202,369
PharMerica	27,687	[a]	665,872
VWR	47,050	[a]	1,279,760
			26,846,854
Household & Personal Products - .2%
WD-40	18,280		1,972,412
Insurance - 4.0%
American Equity Investment Life Holding	36,058		747,482
American Financial Group	17,700		1,455,471
Assurant	14,410		1,244,159
Federated National Holding	43,900		763,421
First American Financial	133,425		5,035,459
Greenlight Capital Re, Cl. A	52,300	[a,b]	1,189,825
Horace Mann Educators	187,681		7,535,392
Infinity Property & Casualty	12,000		1,035,000
Maiden Holdings	82,200		1,265,880
MBIA	6,000	[a]	62,340
Navigators Group	30,375		3,201,525
Primerica	79,996	[b]	5,655,717
RLI	34,900		2,095,396
Stewart Information Services	23,800		1,129,072
Validus Holdings	10,551		573,341
			32,989,480
Materials - 6.7%
A. Schulman	157,684		5,250,877

14

Common Stocks - 95.2% (continued)	Shares		Value ($)
Materials - 6.7% (continued)
American Vanguard	74,760		1,360,632
Ampco-Pittsburgh	25,950		403,523
AptarGroup	17,210		1,259,428
Avery Dennison	45,250		3,260,715
Clearwater Paper	4,522	[a]	281,268
Cliffs Natural Resources	170,930	[a,b]	1,505,893
Commercial Metals	63,630		1,400,496
Compass Minerals International	11,800	[b]	915,090
Crown Holdings	51,210	[a]	2,785,312
Domtar	25,801		1,013,205
Eagle Materials	7,950		772,740
Ferro	280,031	[a]	4,144,459
Ferroglobe	117,200		1,337,252
GCP Applied Technologies	132,350	[a]	3,705,800
Graphic Packaging Holding	94,490		1,187,739
Ingevity	14,575	[a]	763,293
Intrepid Potash	470,460	[a]	644,530
Kaiser Aluminum	42,082		3,467,136
KapStone Paper and Packaging	26,310		537,513
Materion	47,360		1,816,256
Mercer International	162,637		1,545,052
Nevsun Resources	309,060		995,173
Orchids Paper Products	4,830		120,315
PolyOne	225,092		7,421,283
Resolute Forest Products	87,600	[a,b]	407,340
RPC	43,350		870,468
Scotts Miracle-Gro, Cl. A	18,000		1,642,860
Stepan	15,370		1,247,583
TriMas	39,320	[a]	843,414
Westlake Chemical	27,580		1,631,909
			54,538,554
Media - 1.9%
AMC Entertainment Holdings, Cl. A	21,900	[b]	743,505
Cinemark Holdings	91,250		3,635,400
E.W. Scripps, Cl. A	51,800	[a,b]	886,816
Meredith	101,111		5,616,716
New Media Investment Group	50,541		776,310
TiVo	157,629	[a]	3,191,987

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 95.2% (continued)	Shares		Value ($)
Media - 1.9% (continued)
World Wrestling Entertainment, Cl. A	42,300	[b]	794,394
			15,645,128
Pharmaceuticals, Biotechnology & Life Sciences - 1.9%
Albany Molecular Research	147,290	[a,b]	2,481,836
Cambrex	19,875	[a]	995,738
Charles River Laboratories International	115,432	[a]	8,207,215
Emergent BioSolutions	14,889	[a]	398,430
Exelixis	22,520	[a]	381,038
Fluidigm	61,200	[a,b]	393,516
Insmed	23,475	[a]	320,434
Kite Pharma	7,380	[a]	375,863
Lannett	22,000	[a,b]	503,800
Lexicon Pharmaceuticals	33,885	[a]	516,069
Neurocrine Biosciences	11,735	[a]	545,091
Ultragenyx Pharmaceutical	4,540	[a]	355,437
			15,474,467
Real Estate - 4.5%
Alexander & Baldwin	16,090		709,086
Chatham Lodging Trust	37,800	[c]	724,248
Columbia Property Trust	46,600	[c]	981,396
Communications Sales & Leasing	42,900	[c]	1,069,497
Corporate Office Properties Trust	188,823	[c]	5,404,114
Cousins Properties	54,891	[c]	434,188
Equity Commonwealth	50,700	[a,c]	1,474,356
FelCor Lodging Trust	137,300	[c]	996,798
First Industrial Realty Trust	140,864	[b,c]	3,725,853
First Potomac Realty Trust	40,219	[c]	395,353
GEO Group	23,138	[c]	769,570
Gramercy Property Trust	174,145		1,522,027
Healthcare Realty Trust	129,766	[c]	3,812,525
Hersha Hospitality Trust	29,721		599,473
Highwoods Properties	13,255	[c]	637,035
InfraREIT	31,000	[c]	531,340
iStar	94,474	[a,c]	1,154,472
LaSalle Hotel Properties	29,258	[c]	821,272
Medical Properties Trust	84,417	[c]	1,006,251
New Senior Investment Group	137,423	[c]	1,393,469
Newcastle Investment	76,400	[c]	346,092
Outfront Media	62,125	[c]	1,566,171

16

Common Stocks - 95.2% (continued)	Shares		Value ($)
Real Estate - 4.5% (continued)
Parkway	21,746	[a]	426,222
Ramco-Gershenson Properties Trust	72,419	[c]	1,228,950
RE/MAX Holdings, Cl. A	65,100		3,189,900
Retail Opportunity Investments	42,500	[c]	877,200
Terreno Realty	20,440		556,377
			36,353,235
Retailing - 3.4%
Asbury Automotive Group	16,044	[a]	942,585
Barnes & Noble	56,700		714,420
Big Lots	7,688		389,090
Buckle	12,647		319,969
Comfort Systems USA	37,100		1,194,620
DSW, Cl. A	25,674		610,014
Essendant	23,594		457,016
Express	157,960	[a]	2,110,346
Finish Line, Cl. A	29,900	[b]	670,956
FirstCash	16,700		766,530
Hibbett Sports	25,892	[a]	1,042,153
JAKKS Pacific	76,660	[a,b]	540,453
Lithia Motors, Cl. A	58,709		5,395,357
New York & Co.	61,280	[a]	124,398
Nexeo Solutions	203,900	[a]	1,529,250
Office Depot	165,988		808,362
Red Robin Gourmet Burgers	11,143	[a]	573,307
Rent-A-Center	50,279		580,722
Restoration Hardware Holdings	53,010	[a,b]	1,911,010
Sally Beauty Holdings	93,800	[a,b]	2,456,622
Select Comfort	65,092	[a]	1,472,381
Sonic Automotive, Cl. A	51,051		1,079,729
Triton International	78,410		1,512,529
West Marine	58,710	[a]	564,790
			27,766,609
Semiconductors & Semiconductor Equipment - 4.4%
Cabot Microelectronics	63,735		3,797,331
CEVA	22,730	[a]	722,814
ChipMOS TECHNOLOGIES	32,368		511,738
Cypress Semiconductor	156,060		1,755,675
Entegris	65,950	[a]	1,183,803
FormFactor	113,150	[a]	1,267,280

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 95.2% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 4.4% (continued)
Inphi	12,300	[a]	555,591
Integrated Device Technology	44,480	[a]	1,040,832
MACOM Technology Solutions Holdings	33,200	[a,b]	1,654,024
MaxLinear, Cl. A	30,665	[a]	626,486
Mellanox Technologies	43,390	[a]	1,798,515
Microsemi	174,329	[a]	9,544,513
MKS Instruments	14,385		827,857
Monolithic Power Systems	10,035		823,271
Photronics	51,987	[a]	519,870
Rambus	172,880	[a]	2,273,372
Semtech	32,900	[a]	924,490
Silicon Laboratories	26,545	[a]	1,761,261
Synaptics	7,954	[a]	434,129
Teradyne	13,022		317,476
Ultratech	98,890	[a]	2,266,559
Veeco Instruments	57,200	[a]	1,524,380
			36,131,267
Software & Services - 5.8%
ACI Worldwide	20,825	[a]	387,553
Acxiom	61,000	[a]	1,618,330
American Software, Cl. A	137,300		1,513,046
Blackbaud	8,325		522,644
Booz Allen Hamilton Holdings	198,394		7,501,277
Cass Information Systems	46,068		3,224,760
Convergys	61,360	[b]	1,587,383
CoreLogic	65,030	[a]	2,453,582
Cornerstone OnDemand	8,325	[a]	298,951
Covisint	184,100	[a]	414,225
DST Systems	24,010		2,478,072
Fair Isaac	7,575		861,202
FireEye	82,000	[a,b]	1,052,880
Gigamon	9,280	[a]	495,088
InterXion Holding	36,725	[a]	1,254,526
Jack Henry & Associates	28,230		2,440,201
Lionbridge Technologies	171,200	[a]	859,424
MAXIMUS	14,385		795,347
MoneyGram International	87,060	[a]	950,695
Monotype Imaging Holdings	142,090		2,784,964
NeuStar, Cl. A	81,600	[a,b]	1,978,800

18

Common Stocks - 95.2% (continued)	Shares		Value ($)
Software & Services - 5.8% (continued)
Nuance Communications	153,850	[a]	2,493,908
SeaChange International	125,420	[a]	327,346
Silver Spring Networks	87,800	[a]	1,224,810
SPS Commerce	5,675	[a]	393,107
Synchronoss Technologies	25,800	[a]	1,250,784
Teradata	26,333	[a]	707,041
VASCO Data Security International	102,940	[a]	1,492,630
VeriFone Systems	77,284	[a]	1,305,327
Verint Systems	78,268	[a]	2,938,969
			47,606,872
Technology Hardware & Equipment - 5.9%
Anixter International	84,043	[a]	6,567,960
Badger Meter	68,950	[b]	2,499,437
Belden	92,486		6,834,715
Brocade Communications Systems	36,980		456,333
Ciena	77,330	[a]	1,658,729
Cognex	31,080		1,855,787
CTS	15,329		338,771
II-VI	22,730	[a]	686,446
Infinera	187,220	[a]	1,591,370
Itron	24,830	[a]	1,594,086
Kimball Electronics	50,970	[a]	889,427
Knowles	41,080	[a]	658,512
Littelfuse	43,552		6,349,446
Lumentum Holdings	11,170	[a]	447,917
Maxwell Technologies	100,000	[a,b]	500,000
Mercury Systems	95,290	[a]	2,831,066
Methode Electronics	46,200		1,707,090
OSI Systems	15,310	[a]	1,158,967
Park Electrochemical	18,809		341,007
Quantum	300,830	[a]	274,658
Rogers	14,630	[a]	1,087,302
ScanSource	21,519	[a]	814,494
ShoreTel	139,400	[a]	975,800
Sonus Networks	97,300	[a]	586,719
Super Micro Computer	20,353	[a]	556,655
Viavi Solutions	96,400	[a]	756,740
Virtusa	2,160	[a]	47,995
Vishay Intertechnology	205,890	[b]	3,119,233

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 95.2% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 5.9% (continued)
Zebra Technologies, Cl. A	14,242	[a]	1,125,830
			48,312,492
Telecommunication Services - .7%
ARRIS International	95,180	[a]	2,730,714
CalAmp	47,300	[a]	687,742
FairPoint Communications	52,700	[a,b]	877,455
Vonage Holdings	175,100	[a]	1,153,909
			5,449,820
Transportation - 1.6%
Air Transport Services Group	60,000	[a]	972,000
Allegiant Travel	8,300		1,356,220
Avis Budget Group	49,800	[a]	1,906,842
Celadon Group	94,800		763,140
Danaos	105,701	[a]	327,673
Kirby	24,180	[a,b]	1,534,221
Landstar System	33,585		2,735,498
Ryder System	22,270		1,743,741
Spirit Airlines	19,690	[a]	1,094,764
YRC Worldwide	19,800	[a]	251,064
			12,685,163
Utilities - 2.3%
ALLETE	97,914		6,053,043
Atlantic Power	239,800		635,470
Dynegy	48,520	[a,b]	419,698
NorthWestern	27,500		1,542,750
Ormat Technologies	28,850		1,379,896
PNM Resources	42,100		1,330,360
Portland General Electric	53,242		2,214,867
SJW	16,010		859,257
South Jersey Industries	22,900		755,700
Spire	60,961		3,934,423
			19,125,464
Total Common Stocks (cost $638,100,666)			777,465,462
Preferred Stocks - .1%
Utilities - .1%
Dynergy (cost $828,168)	8,100		528,849

20

Master Limited Partnerships - .5%	Shares		Value ($)
Materials - .1%
Ciner Resources LP	39,280		1,217,680
Utilities - .4%
Suburban Propane Partners LP	104,530	[b]	2,961,335
Total Master Limited Partnerships (cost $4,091,288)			4,179,015
Investment of Cash Collateral for Securities Loaned - 5.4%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $44,491,930)	44,491,930	[d]	44,491,930
Total Investments (cost $687,512,052)	101.2%		826,665,256
Liabilities, Less Cash and Receivables	(1.2%)		(10,092,128)
Net Assets	100.0%		816,573,128

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

LP—Limited Partnership

aNon-income producing security.
b Security, or portion thereof, on loan. At November 30, 2016, the value of the fund’s securities on loan was $65,539,429 and the value of the collateral held by the fund was $67,169,953, consisting of cash collateral of $44,491,930 and U.S. Government & Agency securities valued at $22,678,023.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

21

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banks	14.9
Capital Goods	9.9
Commercial & Professional Services	7.0
Materials	6.8
Technology Hardware & Equipment	5.9
Software & Services	5.8
Money Market Investment	5.4
Real Estate	4.5
Semiconductors & Semiconductor Equipment	4.4
Diversified Financials	4.2
Insurance	4.0
Energy	3.8
Retailing	3.4
Health Care Equipment & Services	3.3
Utilities	2.8
Consumer Services	2.4
Consumer Durables & Apparel	2.2
Media	1.9
Pharmaceuticals, Biotechnology & Life Sciences	1.9
Automobiles & Components	1.6
Transportation	1.6
Food, Beverage & Tobacco	1.3
Exchange-Traded Fund	.9
Telecommunication Services	.7
Food & Staples Retailing	.4
Household & Personal Products	.2
101.2

† Based on net assets.

See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $65,539,429)—Note 1(b):
Unaffiliated issuers	643,020,122	782,173,326
Affiliated issuers	44,491,930	44,491,930
Cash		33,843,142
Receivable for investment securities sold		7,278,326
Dividends and securities lending income receivable		899,333
Receivable for shares of Common Stock subscribed		703,226
Prepaid expenses		40,701
		869,429,984
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		659,844
Liability for securities on loan—Note 1(b)		44,491,930
Payable for investment securities purchased		7,368,059
Payable for shares of Common Stock redeemed		250,671
Accrued expenses		86,352
		52,856,856
Net Assets ($)		816,573,128
Composition of Net Assets ($):
Paid-in capital		683,843,748
Accumulated undistributed investment income—net		4,544,686
Accumulated net realized gain (loss) on investments		(10,968,510)
Accumulated net unrealized appreciation (depreciation) on investments		139,153,204
Net Assets ($)		816,573,128

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	2,862,440	145,835	16,478,096	797,086,757
Shares Outstanding	125,963	6,894	713,522	34,530,110
Net Asset Value Per Share ($)	22.72	21.15	23.09	23.08

See notes to financial statements.

23

STATEMENT OF OPERATIONS

Year Ended November 30, 2016

Investment Income ($):
Income:
Cash dividends (net of $24,130 foreign taxes withheld at source):	12,004,535
Income from securities lending—Note 1(b)	382,600
Total Income	12,387,135
Expenses:
Management fee—Note 3(a)	6,392,922
Custodian fees—Note 3(c)	104,307
Professional fees	66,639
Registration fees	64,486
Directors’ fees and expenses—Note 3(d)	56,731
Prospectus and shareholders’ reports	23,371
Shareholder servicing costs—Note 3(c)	14,963
Loan commitment fees—Note 2	11,980
Distribution fees—Note 3(b)	1,078
Miscellaneous	40,582
Total Expenses	6,777,059
Less—reduction in expenses due to undertaking—Note 3(a)	(549)
Less—reduction in fees due to earnings credits—Note 3(c)	(82)
Net Expenses	6,776,428
Investment Income—Net	5,610,707
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,615,355
Net unrealized appreciation (depreciation) on investments	73,045,996
Net Realized and Unrealized Gain (Loss) on Investments	75,661,351
Net Increase in Net Assets Resulting from Operations	81,272,058

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2016	2015
Operations ($):
Investment income—net	5,610,707	5,145,828
Net realized gain (loss) on investments	2,615,355	33,806,637
Net unrealized appreciation (depreciation) on investments	73,045,996	(36,914,350)
Net Increase (Decrease) in Net Assets Resulting from Operations	81,272,058	2,038,115
Dividends to Shareholders from ($):
Investment income—net:
Class A	(10,849)	(472)
Class C	(486)	-
Class I	(163,839)	(48,079)
Class Y	(6,023,956)	(2,152,331)
Net realized gain on investments:
Class A	(128,302)	(245,496)
Class C	(11,442)	(6,784)
Class I	(1,168,278)	(2,368,821)
Class Y	(41,663,842)	(86,586,187)
Total Dividends	(49,170,994)	(91,408,170)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,024,818	874,382
Class C	83,761	139,000
Class I	8,264,635	12,382,332
Class Y	154,636,213	176,243,101
Dividends reinvested:
Class A	138,319	244,237
Class C	11,928	6,784
Class I	1,106,332	2,099,337
Class Y	22,051,492	44,506,043
Cost of shares redeemed:
Class A	(591,197)	(656,031)
Class C	(103,950)	(32,174)
Class I	(13,564,082)	(11,708,004)
Class Y	(182,484,555)	(110,423,433)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(9,426,286)	113,675,574
Total Increase (Decrease) in Net Assets	22,674,778	24,305,519
Net Assets ($):
Beginning of Period	793,898,350	769,592,831
End of Period	816,573,128	793,898,350
Undistributed investment income—net	4,544,686	5,138,683

25

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	47,423	39,576
Shares issued for dividends reinvested	7,183	10,898
Shares redeemed	(30,854)	(29,202)
Net Increase (Decrease) in Shares Outstanding	23,752	21,272
Class C
Shares sold	4,187	6,329
Shares issued for dividends reinvested	661	320
Shares redeemed	(5,383)	(1,545)
Net Increase (Decrease) in Shares Outstanding	(535)	5,104
Class Ia
Shares sold	405,648	544,636
Shares issued for dividends reinvested	56,690	92,252
Shares redeemed	(676,014)	(518,816)
Net Increase (Decrease) in Shares Outstanding	(213,676)	118,072
Class Ya
Shares sold	7,945,166	7,754,243
Shares issued for dividends reinvested	1,131,218	1,956,768
Shares redeemed	(9,034,721)	(4,863,937)
Net Increase (Decrease) in Shares Outstanding	41,663	4,847,074

[a]During the period ended November 30, 2016, 123,160 Class Y shares representing $2,483,907 were exchanged for 123,076 Class I shares.
See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	22.02	24.89	26.25	19.62	18.66
Investment Operations:
Investment income—net[a]	.09	.07	.01	.06	.02
Net realized and unrealized gain (loss) on investments	2.02	(.02)	.84	7.57	2.56
Total from Investment Operations	2.11	.05	.85	7.63	2.58
Distributions:
Dividends from investment income—net	(.11)	(.00)[b]	(.08)	(.00)[b]	-
Dividends from net realized gain on investments	(1.30)	(2.92)	(2.13)	(1.00)	(1.62)
Total Distributions	(1.41)	(2.92)	(2.21)	(1.00)	(1.62)
Net asset value, end of period	22.72	22.02	24.89	26.25	19.62
Total Return (%)[c]	10.72	.01	3.35	40.73	15.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30	1.29	1.31	1.33	1.40
Ratio of net expenses to average net assets	1.30	1.29	1.30	1.30	1.36
Ratio of net investment income to average net assets	.44	.31	.02	.25	.12
Portfolio Turnover Rate	66.57	65.39	104.22	68.30	74.74
Net Assets, end of period ($ x 1,000)	2,862	2,250	2,015	1,516	889

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	20.68	23.70	25.19	19.00	18.25
Investment Operations:
Investment (loss)—net[a]	(.07)	(.09)	(.20)	(.10)	(.12)
Net realized and unrealized gain (loss) on investments	1.90	(.01)	.84	7.29	2.49
Total from Investment Operations	1.83	(.10)	.64	7.19	2.37
Distributions:
Dividends from investment income—net	(.06)	–	–	–	–
Dividends from net realized gain on investments	(1.30)	(2.92)	(2.13)	(1.00)	(1.62)
Total Distributions	(1.36)	(2.92)	(2.13)	(1.00)	(1.62)
Net asset value, end of period	21.15	20.68	23.70	25.19	19.00
Total Return (%)[b]	9.94	(.72)	2.60	39.69	14.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.33	2.42	2.22	2.16	2.15
Ratio of net expenses to average net assets	2.05	2.04	2.05	2.06	2.12
Ratio of net investment (loss) to average net assets	(.39)	(.47)	(.83)	(.48)	(.64)
Portfolio Turnover Rate	66.57	65.39	104.22	68.30	74.74
Net Assets, end of period ($ x 1,000)	146	154	55	231	165

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

28

	Year Ended November 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	22.36	25.22	26.55	19.84	18.83
Investment Operations:
Investment income—net[a]	.15	.14	.08	.14	.10
Net realized and unrealized gain (loss) on investments	2.06	(.03)	.87	7.65	2.57
Total from Investment Operations	2.21	.11	.95	7.79	2.67
Distributions:
Dividends from investment income—net	(.18)	(.05)	(.15)	(.08)	(.04)
Dividends from net realized gain on investments	(1.30)	(2.92)	(2.13)	(1.00)	(1.62)
Total Distributions	(1.48)	(2.97)	(2.28)	(1.08)	(1.66)
Net asset value, end of period	23.09	22.36	25.22	26.55	19.84
Total Return (%)	11.09	.26	3.72	41.27	15.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	.97	.95	.95	.99
Ratio of net expenses to average net assets	.99	.97	.95	.95	.99
Ratio of net investment income to average net assets	.75	.62	.31	.60	.52
Portfolio Turnover Rate	66.57	65.39	104.22	68.30	74.74
Net Assets, end of period ($ x 1,000)	16,478	20,731	20,403	706,606	429,732

a Based on average shares outstanding.
See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	22.35	25.21	26.54	22.76
Investment Operations:
Investment income—net[b]	.16	.15	.12	.02
Net realized and unrealized gain (loss) on investments	2.06	(.03)	.83	3.76
Total from Investment Operations	2.22	.12	.95	3.78
Distributions:
Dividends from investment income—net	(.19)	(.06)	(.15)	-
Dividends from net realized gain on investments	(1.30)	(2.92)	(2.13)	-
Total Distributions	(1.49)	(2.98)	(2.28)	-
Net asset value, end of period	23.08	22.35	25.21	26.54
Total Return (%)	11.13	.31	3.71	16.61[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.95	.95	1.01[d]
Ratio of net expenses to average net assets	.95	.95	.95	.99[d]
Ratio of net investment income to average net assets	.79	.65	.45	.07[d]
Portfolio Turnover Rate	66.57	65.39	104.22	68.30
Net Assets, end of period ($ x 1,000)	797,087	770,763	747,120	1

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small Cap Value Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Thompson, Siegel and Walmsley, LLC (“TS&W”), Walthausen & Co., LLC (“Walthausen”), Neuberger Berman Investment Advisers LLC (formerly, Neuberger Berman Management LLC) (“Neuberger Berman”), Lombardia Capital Partners, LLC (“Lombardia”), Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), Channing Capital Management, LLC (“Channing”) and Eastern Shore Capital Management (“Eastern Shore”) serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

Effective April 30, 2016, the Company’s Board of Directors (the “Board”) voted to terminate the fund’s sub-investment advisory agreement with Iridian Asset Management LLC.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

31

NOTES TO FINANCIAL STATEMENTS (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

32

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

33

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	760,713,921	-	-	760,713,921
Equity Securities - Domestic Preferred Stocks†	528,849	-	-	528,849
Equity Securities - Foreign Common Stocks†	9,030,640	-	-	9,030,640
Exchange-Traded Funds	7,720,901	-	-	7,720,901
Master Limited Partnerships†	4,179,015	-	-	4,179,015
Registered Investment Company	44,491,930	-	-	44,491,930

† See Statement of Investments for additional detailed categorizations.

At November 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities

34

loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2016, The Bank of New York Mellon earned $92,211 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2016 were as follows:

Affiliated Investment Company	Value 11/30/2015 ($)	Purchases ($)	Sales ($)	Value 11/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	40,492,353	210,315,555	250,807,908	-	-
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	72,272,702	27,780,772	44,491,930	5.4
Total	40,492,353	282,588,257	278,588,680	44,491,930	5.4

† During the period ended November 30, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can

35

NOTES TO FINANCIAL STATEMENTS (continued)

be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,544,686, accumulated capital losses $3,359,440 and unrealized appreciation $131,544,134.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2016. The fund has $3,359,440 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2016 and November 30, 2015 were as follows: ordinary income $10,935,881 and $31,930,847, and long-term capital gains $38,235,113 and $59,477,323, respectively.

During the period ended November 30, 2016, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund decreased accumulated undistributed investment income-net by $5,574 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

36

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 1, 2015 through April 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, C, I and Y shares (excluding Rule 12b- 1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .95%, of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $549 during the period ended November 30, 2016.

Pursuant to a Portfolio Allocation Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreements between Dreyfus and TS&W, Walthausen, Neuberger Berman, Lombardia, Kayne, Channing and Eastern Shore, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory

37

NOTES TO FINANCIAL STATEMENTS (continued)

agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended November 30, 2016, the Distributor retained $732 from commissions earned on sales of the fund’s Class A shares and $236 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2016, Class C shares were charged $1,078 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2016, Class A and Class C shares were charged $5,013 and $359, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

38

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2016, the fund was charged $4,175 for transfer agency services and $184 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $82.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2016, the fund was charged $104,307 pursuant to the custody agreement.

During the period ended November 30, 2016, the fund was charged $21,185 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $575,119, Distribution Plan fees $74, Shareholder Services Plan fees $477, custodian fees $69,118, Chief Compliance Officer fees $14,302 and transfer agency fees $774, which are offset against an expense reimbursement currently in effect in the amount of $20.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2016, amounted to $466,760,543 and $532,131,456, respectively.

At November 30, 2016, the cost of investments for federal income tax purposes was $695,121,122; accordingly, accumulated net unrealized appreciation on investments was $131,544,134, consisting of $167,198,716 gross unrealized appreciation and $35,654,582 gross unrealized depreciation.

39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Select Managers Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Select Managers Small Cap Value Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Select Managers Small Cap Value Fund at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 26, 2017

40

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended November 30, 2016 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,935,881 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby reports $.1390 per share as a short-term capital gain distribution and $1.1368 per share as a long-term capital gain distribution paid on December 31, 2015 and also reports $.0037 per share as a short-term capital gain distribution and $.0165 per share as a long-term capital gain distribution paid on March 23, 2016.

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 7-8, 2016, the Board considered the renewal of (a) the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Management Agreement”); (b) Dreyfus’ Portfolio Allocation Management Agreement (the “Allocation Agreement”) with EACM Advisors LLC (“EACM”), pursuant to which EACM is responsible for evaluating and recommending subadvisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each subadviser, monitoring and evaluating the performance of the subadvisers, and recommending whether a subadviser should be terminated; and (c) Dreyfus’ separate Sub-Investment Advisory Agreements (collectively with the Management Agreement and the Allocation Agreement, the “Agreements”) with each of Channing Capital Management, LLC, Eastern Shore Capital Management, Kayne Anderson Rudnick Investment Management, LLC, Lombardia Capital Partners, LLC, Neuberger Berman Investment Advisers LLC, Thompson, Siegel & Walmsley LLC and Walthausen & Co., LLC (collectively, the “Subadvisers”), pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus, EACM and the Subadvisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over EACM and the

42

Subadvisers, and EACM’s evaluations and recommendations to Dreyfus regarding the Subadvisers and EACM’s supervisory activities over the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board noted the relative proximity to the median during certain periods when the fund’s total return performance was below the median of the Performance Group and/or Performance Universe, and further noted that the fund had produced favorable absolute returns in each of the periods shown. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the benchmark for four of the seven calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until April 1, 2017, so that the expenses of Class A, Class C, Class I and Class Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and 0.95%, respectively.

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to EACM and to each Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by EACM, each Subadviser and Dreyfus. The Board also noted that EACM’s and each Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays EACM and the Subadvisers pursuant to the respective Sub-Investment Advisory Agreements, the Board did not consider EACM’s or any Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is

44

disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and each Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus, EACM and the Subadvisers are adequate and appropriate.

• The Board was concerned with the fund’s relative performance and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus, EACM and the Subadvisers supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, EACM and the Subadvisers, of the fund and the services provided to the fund by Dreyfus, EACM and the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

45

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Joni Evans (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (79)

Board Member (1984)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

46

Robin A. Melvin (53)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Burton N. Wallack (66)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

47

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

48

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

49

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

50

NOTES

51

NOTES

52

NOTES

53

For More Information

Dreyfus Select Managers Small Cap Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Advisers

Thompson, Siegel and Walmsley, LLC
6806 Paragon Place, Suite 300
Richmond, VA 23230

Walthausen & Co., LLC
9 Executive Park Drive, Suite B
Clifton Park, NY 12065

Neuberger Berman Investment Advisers, LLC
605 Third Avenue
New York, NY 10158

Lombardia Capital Partners, LLC
55 South Lake Avenue, Suite 750
Pasadena, CA 91101

Kayne Anderson Rudnick Investment
Management, LLC
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067

Channing Capital Management, LLC
10 South LaSalle Street
Suite 2401
Chicago, IL 60633

Eastern Shore Capital Management
18 Sewall Street
Marblehead, MA 01945

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: ClassA: DMVAX Class C: DMECX Class I: DMVIX Class Y: DMVYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6246AR1116

Dreyfus U.S. Equity Fund

ANNUAL REPORT November 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus U.S. Equity Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Equity Fund, covering the 12-month period from December 1, 2015 through November 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over the reporting period despite bouts of market volatility stemming from various global economic developments. In December 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality sovereign bonds moved lower over much of the reporting period due to robust investor demand for current income, but yields surged higher after the election amid expectations of rising interest rates.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

December 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2015 through November 30, 2016, as provided by Charlie Macquaker, Roy Leckie, Jane Henderson and Rodger Nisbet of Walter Scott & Partners Limited (Walter Scott), Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2016, the Dreyfus U.S. Equity Fund’s Class A shares achieved a return of 7.85%, Class C shares returned 7.03%, Class I shares returned 8.15% and Class Y shares returned 8.18%.1 In comparison, the fund’s benchmark, the MSCI USA Index, achieved a return of 7.02% over the same period.2

U.S. stocks gained ground during the reporting period on the strength of moderate domestic economic growth and expectations of new fiscal and tax policies from the U.S. government. The fund’s relatively defensive positioning during market downturns helped the Class A, Class I and Class Y shares outperform its benchmark. The Class C shares marginally outperformed its benchmark.

The Fund’s Investment Approach

The fund seeks long-term real returns by investing in stocks of companies that are located in the United States. When selecting stocks, Walter Scott seeks companies with fundamental strengths that indicate the potential for sustainable growth. The firm focuses on individual stock selection through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Market capitalization and sector allocations are results of, not part of, the investment process because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Economic and Political Developments Drove Equity Markets

The fund’s relative performance was enhanced early in the reporting period by its lack of exposure to financials, which helped the fund limit the impact of the market downturn at the time.

The fund’s security selection strategy also proved helpful. Three of the fund’s top five individual performers came from the industrials sector: MSC Industrial Direct and Donaldson ranked among the market leaders in the post-election market rally, and Toro advanced when it hit ambitious management targets. In other areas, oil services provider Halliburton and chemicals producer FMC Corp. benefited from rising commodity prices.

Although the fund’s defensive positioning enabled it to outperform the benchmark for the reporting period overall, this investment posture proved less effective during market rallies. Most notably, substantially underweighted exposure to financial companies proved especially counterproductive in November. In addition, some of the fund’s investments in the health care sector — including medical information technology provider Cerner and biotechnology firm Gilead Sciences — lagged market averages due to industrywide pricing and competitive pressures. In the consumer discretionary sector, U.S.-based athletic apparel company Nike struggled with slowing growth and a rich valuation, and agricultural retailer Tractor Supply encountered softness in same-store-sales growth.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Defensive Positioning Bolstered Relative Results

The fund’s relative performance was enhanced early in the reporting period by its generally defensive investment posture. Underweighted exposure to some of the market’s harder hit industry groups, particularly the financial sector, helped the fund limit the impact of the market downturn at the time.

The fund’s security selection strategy also proved helpful. Three of the fund’s top five individual performers came from the industrials sector: MSC Industrial Direct and Donaldson ranked among the market leaders in the post-election market rally, and Toro advanced when it hit ambitious earnings targets. In other areas, oil services provider Halliburton and chemicals producer FMC Corp. benefited from rising commodity prices.

Although the fund’s defensive positioning enabled it to outperform the benchmark for the reporting period overall, this investment posture proved less effective during market rallies. Most notably, substantially underweighted exposure to financial companies proved especially counterproductive in November. In addition, some of the fund’s investments in the health care sector — including medical information technology provider Cerner and biotechnology firm Gilead Sciences — lagged market averages due to industrywide pricing and competitive pressures. In the consumer discretionary sector, U.S. based athletic apparel company Nike struggled with slowing growth and a rich valuation, and agricultural retailer Tractor Supply encountered softness in sales of mowing equipment. We eliminated the fund’s position in aircraft manufacturer Boeing after reports of delivery shortfalls, and the fund missed out on subsequent gains during the market rally.

Focusing on Secular Growth Opportunities

We currently expect the U.S. economy to post moderate growth over the foreseeable future, but we remain concerned about uncertainties surrounding future fiscal and trade policies and generally high equity market valuations. Therefore, we have maintained the fund’s longstanding conservative approach, including a focus on individual companies that we believe can grow independent of prevailing economic and geopolitical trends. We have identified an ample number of such opportunities in the consumer discretionary, health care, information technology and industrials sectors. The fund has no exposure to the financials, telecoms, real estate or utilities sectors.

December 15, 2016

Please note the position in any security highlighted with italicized typeface was sold during the period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, Class A and Class C returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI USA Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in the United States. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus U.S. Equity Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI USA Index

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus U.S. Equity Fund on 5/30/08 (inception date) to a $10,000 investment made in the MSCI USA Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in the United States. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/16
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (5.75%)	5/30/08	1.63%	8.60%	6.68%
without sales charge	5/30/08	7.85%	9.90%	7.42%
Class C shares
with applicable redemption charge†	5/30/08	6.11%	9.03%	6.58%
without redemption	5/30/08	7.03%	9.03%	6.58%
Class I shares	5/30/08	8.15%	10.29%	7.78%
Class Y shares	7/1/13	8.18%	10.24%††	7.62%††
MSCI USA Index	5/31/08	7.02%	13.64%	7.06%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the index as of 5/31/08 is used as the beginning value on 5/30/08.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Equity Fund from June 1, 2016 to November 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.86	$9.66	$4.23	$4.08
Ending value (after expenses)	$1,038.60	$1,034.50	$1,040.20	$1,040.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.81	$9.57	$4.19	$4.04
Ending value (after expenses)	$1,019.25	$1,015.50	$1,020.85	$1,021.00

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .83% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

November 30, 2016

Common Stocks - 98.1%	Shares		Value ($)
Capital Goods - 13.6%
Donaldson	249,400	[a]	10,115,664
Emerson Electric	186,900		10,548,636
Fastenal	214,200		10,153,080
Flowserve	210,500		9,988,225
MSC Industrial Direct, Cl. A	67,800		6,057,252
Toro	222,600		11,782,218
W.W. Grainger	43,100	[a]	9,937,567
			68,582,642
Consumer Durables & Apparel - 1.8%
NIKE, Cl. B	178,900		8,957,523
Consumer Services - 3.9%
McDonald's	82,100		9,792,067
Starbucks	167,300		9,698,381
			19,490,448
Energy - 8.6%
EOG Resources	143,720		14,734,174
Halliburton	103,800		5,510,742
Occidental Petroleum	150,300		10,725,408
Schlumberger	147,150		12,367,958
			43,338,282
Health Care Equipment & Services - 11.5%
C.R. Bard	45,250		9,527,388
Cerner	166,200	[b]	8,273,436
Intuitive Surgical	14,000	[b]	9,012,360
ResMed	184,000	[a]	11,312,320
Stryker	89,500		10,172,570
Varian Medical Systems	108,500	[a,b]	9,746,555
			58,044,629
Household & Personal Products - 3.1%
Colgate-Palmolive	146,500		9,556,195
Estee Lauder, Cl. A	79,000		6,138,300
			15,694,495
Materials - 10.5%
Ecolab	88,100		10,283,913
FMC	200,300		11,240,836
International Flavors & Fragrances	75,900		9,187,695
Monsanto	113,500		11,657,585

8

Common Stocks - 98.1% (continued)	Shares		Value ($)
Materials - 10.5% (continued)
Praxair	90,300		10,863,090
			53,233,119
Media - 2.0%
Walt Disney	99,300		9,842,616
Pharmaceuticals, Biotechnology & Life Sciences - 9.1%
Biogen	33,300	[b]	9,792,531
Celgene	89,100	[b]	10,559,241
Gilead Sciences	106,300		7,834,310
Johnson & Johnson	88,400		9,838,920
Mettler-Toledo International	19,200	[b]	7,910,784
			45,935,786
Retailing - 4.2%
The TJX Companies	131,500		10,301,710
Tractor Supply	146,300		10,982,741
			21,284,451
Software & Services - 19.0%
Adobe Systems	94,500	[b]	9,715,545
Alphabet, Cl. C	12,906	[b]	9,783,264
Automatic Data Processing	129,100		12,396,182
Cognizant Technology Solutions, Cl. A	176,400	[b]	9,716,112
Jack Henry & Associates	124,700		10,779,068
MasterCard, Cl. A	102,000		10,424,400
Microsoft	181,400		10,931,164
Oracle	273,400		10,987,946
Paychex	193,500		11,406,825
			96,140,506
Technology Hardware & Equipment - 6.6%
Amphenol, Cl. A	156,200		10,662,212
Cisco Systems	368,500		10,988,670
IPG Photonics	122,900	[a,b]	11,788,568
			33,439,450
Telecommunication Services - 2.0%
TE Connectivity	152,000		10,281,280
Transportation - 2.2%
Expeditors International of Washington	211,800		11,170,332
Total Common Stocks (cost $334,846,211)			495,435,559

9

STATEMENT OF INVESTMENTS (continued)

Other Investment - 2.1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,509,444)	10,509,444	[c]	10,509,444
Investment of Cash Collateral for Securities Loaned - 3.1%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $15,847,098)	15,847,098	[c]	15,847,098
Total Investments (cost $361,202,753)	103.3%		521,792,101
Liabilities, Less Cash and Receivables	(3.3%)		(16,882,515)
Net Assets	100.0%		504,909,586

aSecurity, or portion thereof, on loan. At November 30, 2016, the value of the fund’s securities on loan was $45,703,958 and the value of the collateral held by the fund was $46,696,169, consisting of cash collateral of $15,847,098 and U.S. Government & Agency securities valued at $30,849,071.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	19.0
Capital Goods	13.6
Health Care Equipment & Services	11.5
Materials	10.5
Pharmaceuticals, Biotechnology & Life Sciences	9.1
Energy	8.6
Technology Hardware & Equipment	6.6
Money Market Investments	5.2
Retailing	4.2
Consumer Services	3.9
Household & Personal Products	3.1
Transportation	2.2
Media	2.0
Telecommunication Services	2.0
Consumer Durables & Apparel	1.8
103.3

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $45,703,958)—Note 1(b):
Unaffiliated issuers	334,846,211	495,435,559
Affiliated issuers	26,356,542	26,356,542
Cash		138,032
Dividends and securities lending income receivable		715,975
Receivable for shares of Common Stock subscribed		90,798
Prepaid expenses		24,832
		522,761,738
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		347,124
Liability for securities on loan—Note 1(b)		15,847,098
Payable for shares of Common Stock redeemed		1,595,134
Accrued expenses		62,796
		17,852,152
Net Assets ($)		504,909,586
Composition of Net Assets ($):
Paid-in capital		302,579,293
Accumulated undistributed investment income—net		4,064,813
Accumulated net realized gain (loss) on investments		37,676,132
Accumulated net unrealized appreciation (depreciation) on investments		160,589,348
Net Assets ($)		504,909,586

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,774,875	266,323	16,823,942	486,044,446
Shares Outstanding	97,047	15,324	915,799	26,458,164
Net Asset Value Per Share ($)	18.29	17.38	18.37	18.37

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended November 30, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,969,719
Affiliated issuers	27,151
Income from securities lending—Note 1(b)	77,052
Total Income	8,073,922
Expenses:
Management fee—Note 3(a)	3,759,653
Registration fees	60,633
Professional fees	55,025
Custodian fees—Note 3(c)	39,086
Directors’ fees and expenses—Note 3(d)	31,280
Shareholder servicing costs—Note 3(c)	13,880
Prospectus and shareholders’ reports	10,249
Loan commitment fees—Note 2	8,501
Interest expense—Note 2	2,412
Distribution fees—Note 3(b)	2,142
Miscellaneous	24,434
Total Expenses	4,007,295
Less—reduction in expenses due to undertaking—Note 3(a)	(925)
Less—reduction in fees due to earnings credits—Note 3(c)	(65)
Net Expenses	4,006,305
Investment Income—Net	4,067,617
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	37,680,493
Net unrealized appreciation (depreciation) on investments	(3,553,952)
Net Realized and Unrealized Gain (Loss) on Investments	34,126,541
Net Increase in Net Assets Resulting from Operations	38,194,158

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2016	2015
Operations ($):
Investment income—net	4,067,617	5,208,033
Net realized gain (loss) on investments	37,680,493	70,822,451
Net unrealized appreciation (depreciation) on investments	(3,553,952)	(70,934,387)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,194,158	5,096,097
Dividends to Shareholders from ($):
Investment income—net:
Class A	(7,798)	(8,272)
Class I	(220,904)	(275,670)
Class Y	(4,980,997)	(6,136,956)
Net realized gain on investments:
Class A	(190,342)	(92,066)
Class C	(47,751)	(24,745)
Class I	(3,049,661)	(1,531,335)
Class Y	(67,524,458)	(33,499,764)
Total Dividends	(76,021,911)	(41,568,808)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	697,049	198,991
Class C	26,944	31,106
Class I	13,494,241	9,925,632
Class Y	80,700,160	59,930,317
Dividends reinvested:
Class A	185,889	91,099
Class C	42,964	20,083
Class I	2,875,955	1,638,458
Class Y	40,176,663	21,529,033
Cost of shares redeemed:
Class A	(450,852)	(815,168)
Class C	(121,998)	(198,982)
Class I	(28,404,074)	(13,715,998)
Class Y	(144,698,613)	(250,167,999)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(35,475,672)	(171,533,428)
Total Increase (Decrease) in Net Assets	(73,303,425)	(208,006,139)
Net Assets ($):
Beginning of Period	578,213,011	786,219,150
End of Period	504,909,586	578,213,011
Undistributed investment income—net	4,064,813	5,206,895

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	39,493	10,065
Shares issued for dividends reinvested	11,246	4,624
Shares redeemed	(26,979)	(41,489)
Net Increase (Decrease) in Shares Outstanding	23,760	(26,800)
Class C
Shares sold	1,634	1,601
Shares issued for dividends reinvested	2,716	1,057
Shares redeemed	(7,409)	(10,458)
Net Increase (Decrease) in Shares Outstanding	(3,059)	(7,800)
Class Ia
Shares sold	785,247	502,588
Shares issued for dividends reinvested	173,669	83,002
Shares redeemed	(1,585,202)	(689,970)
Net Increase (Decrease) in Shares Outstanding	(626,286)	(104,380)
Class Ya
Shares sold	4,703,752	3,026,656
Shares issued for dividends reinvested	2,427,593	1,090,630
Shares redeemed	(8,128,733)	(12,657,881)
Net Increase (Decrease) in Shares Outstanding	(997,388)	(8,540,595)

[a]During the period ended November 30, 2016, 130,448 Class Y shares representing $2,279,496 were exchanged for 130,526 Class I shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	19.77	20.70	19.67	15.45	14.20
Investment Operations:
Investment income—net[a]	.08	.08	.10	.08	.08
Net realized and unrealized gain (loss) on investments	1.18	.01[b]	1.08	4.25	1.17
Total from Investment Operations	1.26	.09	1.18	4.33	1.25
Distributions:
Dividends from investment income—net	(.11)	(.08)	(.07)	(.11)	-
Dividends from net realized gain on investments	(2.63)	(.94)	(.08)	-	-
Total Distributions	(2.74)	(1.02)	(.15)	(.11)	-
Net asset value, end of period	18.29	19.77	20.70	19.67	15.45
Total Return (%)[c]	7.85	.50	6.02	28.20	8.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.16	1.16	1.15	1.22
Ratio of net expenses to average net assets	1.15	1.14	1.14	1.14	1.22
Ratio of net investment income to average net assets	.46	.41	.48	.48	.57
Portfolio Turnover Rate	5.31	13.81	12.14	7.13	5.73
Net Assets, end of period ($ x 1,000)	1,775	1,449	2,071	2,446	1,810

a Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
c Exclusive of sales charge.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.94	19.93	19.04	14.97	13.88
Investment Operations:
Investment (loss)—net[a]	(.05)	(.07)	(.05)	(.06)	(.05)
Net realized and unrealized gain (loss) on investments	1.12	.02[b]	1.03	4.13	1.14
Total from Investment Operations	1.07	(.05)	.98	4.07	1.09
Distributions:
Dividends from investment income—net	-	-	(.01)	-	-
Dividends from net realized gain on investments	(2.63)	(.94)	(.08)	-	-
Total Distributions	(2.63)	(.94)	(.09)	-	-
Net asset value, end of period	17.38	18.94	19.93	19.04	14.97
Total Return (%)[c]	7.03	(.29)	5.23	27.19	7.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.04	1.94	2.02	2.08
Ratio of net expenses to average net assets	1.90	1.90	1.88	1.93	2.08
Ratio of net investment (loss) to average net assets	(.29)	(.35)	(.26)	(.34)	(.33)
Portfolio Turnover Rate	5.31	13.81	12.14	7.13	5.73
Net Assets, end of period ($ x 1,000)	266	348	522	1,016	278

a Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
c  Exclusive of sales charge.
See notes to financial statements.

16

	Year Ended November 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	19.88	20.82	19.77	15.51	14.27
Investment Operations:
Investment income—net[a]	.14	.15	.16	.14	.14
Net realized and unrealized gain (loss) on investments	1.17	.02[b]	1.09	4.27	1.17
Total from Investment Operations	1.31	.17	1.25	4.41	1.31
Distributions:
Dividends from investment income—net	(.19)	(.17)	(.12)	(.15)	(.07)
Dividends from net realized gain on investments	(2.63)	(.94)	(.08)	-	-
Total Distributions	(2.82)	(1.11)	(.20)	(.15)	(.07)
Net asset value, end of period	18.37	19.88	20.82	19.77	15.51
Total Return (%)	8.15	.88	6.37	28.75	9.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.80	.78	.79	.80
Ratio of net expenses to average net assets	.83	.80	.78	.79	.80
Ratio of net investment income to average net assets	.80	.75	.77	.81	.95
Portfolio Turnover Rate	5.31	13.81	12.14	7.13	5.73
Net Assets, end of period ($ x 1,000)	16,824	30,654	34,278	817,867	535,019

a Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	19.88	20.82	19.76	17.41
Investment Operations:
Investment income—net[b]	.14	.15	.20	.06
Net realized and unrealized gain (loss) on investments	1.17	.02[c]	1.06	2.29
Total from Investment Operations	1.31	.17	1.26	2.35
Distributions:
Dividends from investment income—net	(.19)	(.17)	(.12)	-
Dividends from net realized gain on investments	(2.63)	(.94)	(.08)	-
Total Distributions	(2.82)	(1.11)	(.20)	-
Net asset value, end of period	18.37	19.88	20.82	19.76
Total Return (%)	8.18	.89	6.43	13.50[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.79	.79	.76[e]
Ratio of net expenses to average net assets	.80	.79	.79	.76[e]
Ratio of net investment income to average net assets	.81	.76	1.03	.78[e]
Portfolio Turnover Rate	5.31	13.81	12.14	7.13
Net Assets, end of period ($ x 1,000)	486,044	545,762	749,348	1

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
d Not annualized.
e Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Equity Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The fund is closed to new investors.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

20

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2016 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	495,435,559	-	-	495,435,559
Registered Investment Companies	26,356,542	-	-	26,356,542

† See Statement of Investments for additional detailed categorizations.

At November 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2016, The Bank of New York Mellon earned $19,368 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in

22

affiliated investment companies during the period ended November 30, 2016 were as follows:

Affiliated Investment Company	Value 11/30/2015 ($)	Purchases ($)	Sales ($)	Value 11/30/2016($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	6,050,969	90,493,818	96,544,787	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	8,359,354	107,303,620	105,153,530	10,509,444	2.1
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	20,527,528	4,680,430	15,847,098	3.1
Total	14,410,323	218,324,966	206,378,747	26,356,542	5.2

† During the period ended November 30, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

23

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period ended November 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,079,987, undistributed capital gains $37,660,958 and unrealized appreciation $160,589,348.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2016 and November 30, 2015 were as follows: ordinary income $7,389,529 and $8,608,110, and long-term capital gains $68,632,382 and $32,960,698, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2016 was approximately $179,000 with a related weighted average annualized interest rate of 1.35%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 1, 2015 through April 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets.

24

The reduction in expenses, pursuant to the undertaking, amounted to $925 during the period ended November 30, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2016, Class C shares were charged $2,142 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2016, Class A and Class C shares were charged $3,519 and $714, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2016, the fund was charged $3,693 for transfer agency services and $145 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $65.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2016, the fund was charged $39,086 pursuant to the custody agreement.

During the period ended November 30, 2016, the fund was charged $9,629 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $306,435, Distribution Plan fees $161, Shareholder Services Plan fees $413, custodian fees $33,000, Chief Compliance Officer fees $6,501 and transfer agency fees $653, which are offset against an expense reimbursement currently in effect in the amount of $39.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2016, amounted to $26,341,957 and $138,225,616, respectively.

At November 30, 2016, the cost of investments for federal income tax purposes was $361,202,753; accordingly, accumulated net unrealized appreciation on investments was $160,589,348, consisting of $175,904,007 gross unrealized appreciation and $15,314,659 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus U.S. Equity Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Equity Fund at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 26, 2017

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended November 30, 2016 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,389,529 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby reports $.0810 per share as a short-term capital gain distribution and $2.5503 per share as a long-term capital gain distribution paid on December 31, 2015.

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 7-8, 2016, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group median for all periods except for the four- and five-year periods when it was below the median, and was below the Performance Universe median for all periods except the one-year period when it was above the median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until April 1, 2017, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The

30

consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s improved performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

32

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Joni Evans (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (79)

Board Member (1984)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (53)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Burton N. Wallack (66)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

34

INTERESTED BOARD MEMBER

Gordon J. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since Augsut 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

36

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

37

For More Information

Dreyfus U.S. Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DPUAX Class C: DPUCX Class I: DPUIX Class Y: DPUYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6011AR1116

Global Stock Fund

ANNUAL REPORT November 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Global Stock Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Global Stock Fund, covering the 12-month period from December 1, 2015 through November 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over the reporting period despite bouts of market volatility stemming from various global economic developments. In December 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality sovereign bonds moved lower over much of the reporting period due to robust investor demand for current income, but yields surged higher after the election amid expectations of rising interest rates.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

December 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2015 through November 30, 2016, as provided by Charlie Macquaker, Roy Leckie, Jane Henderson, and Rodger Nisbet of Walter Scott & Partners Limited (Walter Scott), Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2016, Global Stock Fund’s Class A shares achieved a total return of 3.19%, Class C shares returned 2.36%, Class I shares returned 3.50%, and Class Y shares returned 3.51%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), achieved a total return of 3.15%.2

Global equities achieved moderately positive returns amid heightened market volatility over the reporting period. The fund’s relatively defensive positioning during a market downturn early in the reporting period enabled the fund’s Class A, Class I, and Class Y shares to outperform its benchmark.

The Fund’s Investment Approach

The fund seeks long-term real returns by investing in stocks. The fund normally invests primarily in foreign companies located in the world’s developed markets. The firm focuses on individual stock selection through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Market capitalization and sector allocations are results of, not part of, the investment process because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Volatility Buffeted Global Equity Markets

Global equities drifted lower at the end of 2015 under pressure from weakening commodity prices and disappointment over recent central banking strategies in Europe. Investors also responded nervously to the first short-term interest rate hike in the United States in nearly a decade. Investor sentiment turned more sharply negative in January 2016 due to further deterioration in commodity prices, disappointing economic data in China, and worries that additional short-term U.S. rate hikes might weigh on global economic activity.

Stocks began a dramatic recovery in mid-February when investors responded positively to encouraging economic data and better-than-expected corporate earnings. The rally continued through the spring amid rebounding commodity prices, a new round of monetary easing in Europe, and indications that U.S. monetary policymakers would delay additional rate increases. Markets endured another bout of volatility in June when the United Kingdom voted to leave the European Union, but equities quickly rebounded, and the Index more than recouped its previous losses. In October, uncertainty ahead of U.S. elections caused global equity markets to lose ground, but stocks bounced back in November in anticipation of more business-friendly policies from the incoming administration. As a result, the Index ended the reporting period with a moderate gain.

Defensive Positioning Bolstered Relative Results

The fund’s performance compared to its benchmark was enhanced by its generally defensive investment posture early in the reporting period. Limited exposures to financials and banks in

3

DISCUSSION OF FUND PERFORMANCE (continued)

particular, have been a particular feature of Walter Scott portfolios for many years. This stance helped the fund limit the impact of the market downturn at the time.

The fund’s security selection strategy also proved helpful. Three of the fund’s top five individual performers came from the information technology sector, where the fund held overweighted exposure. Most notably, Taiwan Semiconductor Manufacturing gained value amid robust demand for microchips and Japanese equipment producer Keyence reported strong financial results stemming from rising demand from manufacturers for factory automation technologies. Japan-based mining equipment maker Komatsu and chemicals producer Shin-Etsu Chemical benefited from the recovery in commodity prices.

Although the fund’s defensive positioning enabled it to outperform the benchmark for the reporting period overall, this investment posture proved less effective during the market rallies over the reporting period’s second half. Indeed, the fund’s substantially underweighted exposure to financial companies proved especially counterproductive in November, when the sector helped lead the post-election rally. In addition, several of the fund’s investments in the health care sector — including U.S. biotechnology firm Gilead Sciences and Danish specialty drug developer Novo Nordisk — lagged market averages due to industrywide pricing and competitive pressures over much of the reporting period. In the consumer discretionary sector, U.S.-based athletic apparel company NIKE struggled with slowing growth and a rich valuation, and Swedish clothing chain Hennes & Mauritz reported ongoing pressure on margins due to recent investments and weather-related issues.

Focusing on Secular Growth Opportunities

We currently expect the global economy to post slow-to-moderate growth over the foreseeable future, but we remain concerned about uncertainties surrounding future U.S. fiscal and trade policies, and generally high equity market valuations. Therefore, we have maintained the fund’s longstanding conservative approach, including a focus on individual companies that we believe can grow independent of prevailing economic and geopolitical trends. We have identified an ample number of such opportunities in the information technology, consumer discretionary, and health care sectors, but relatively few in the financials and real estate sectors.

December 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Global Stock Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI World Index

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Global Stock Fund on 12/29/06 (inception date) to a $10,000 investment made in the MSCI World Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares, and all other applicable fees and expenses on all classes. The Index is an unmanaged index of global stock market performance, including the United States, Canada, Australia, New Zealand and the Far East. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/16
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (5.75%)	12/29/06	-2.75%	6.93%	4.54%
without sales charge	12/29/06	3.19%	8.19%	5.16%
Class C shares
with applicable redemption charge †	12/29/06	1.43%	7.36%	4.36%
without redemption	12/29/06	2.36%	7.36%	4.36%
Class I shares	12/29/06	3.50%	8.53%	5.50%
Class Y shares	7/1/13	3.51%	8.69%††	5.40%††
MSCI World Index	12/31/06	3.15%	9.88%	3.61%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the Index as of 12/31/06 is used as the beginning value on 12/29/06.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Global Stock Fund from June 1, 2016 to November 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.14	$9.94	$4.58	$4.48
Ending value (after expenses)	$1,012.10	$1,008.30	$1,013.70	$1,013.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.16	$9.97	$4.60	$4.50
Ending value (after expenses)	$1,018.90	$1,015.10	$1,020.45	$1,020.55

† Expenses are equal to the fund’s annualized expense ratio of 1.22% for Class A, 1.98% for Class C, .91% for Class I and .89% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

November 30, 2016

Common Stocks - 97.3%	Shares	Value ($)
Australia - 1.7%
CSL	302,800	21,913,025
Canada - 2.3%
Suncor Energy	909,300	28,958,426
China - 2.2%
CNOOC	21,769,000	27,448,053
Denmark - 1.0%
Novo Nordisk, Cl. B	380,700	12,906,280
France - 5.7%
Essilor International	208,400	22,109,355
L'Oreal	131,600	22,462,646
LVMH Moet Hennessy Louis Vuitton	148,463	27,016,732
		71,588,733
Hong Kong - 7.1%
AIA Group	4,321,800	26,354,817
China Mobile	2,255,000	24,609,779
CLP Holdings	1,301,000	12,722,343
Hong Kong & China Gas	14,087,263	26,225,756
		89,912,695
Japan - 8.9%
Denso	512,700	22,317,608
FANUC	149,100	25,159,525
Keyence	36,957	25,271,152
Komatsu	426,400	9,815,344
Shin-Etsu Chemical	404,500	29,911,892
		112,475,521
Spain - 2.0%
Industria de Diseno Textil	747,100	25,555,788
Sweden - 1.5%
Hennes & Mauritz, Cl. B	636,700	18,494,593
Switzerland - 7.8%
Nestle	320,400	21,555,385
Novartis	363,000	25,081,883
Roche Holding	107,500	23,969,952
SGS	8,700	17,482,148
Swatch Group-BR	1,622	476,852
Syngenta	28,211	10,791,047
		99,357,267

8

Common Stocks - 97.3% (continued)	Shares		Value ($)
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing, ADR	914,100		27,139,629
United Kingdom - 3.9%
Compass Group	1,395,000		23,929,845
Experian	114,124		2,156,166
Reckitt Benckiser Group	271,700		22,990,967
			49,076,978
United States - 51.1%
Adobe Systems	245,600	[a]	25,250,136
Alphabet, Cl. C	34,397	[a]	26,074,302
Amphenol, Cl. A	405,600		27,686,256
Automatic Data Processing	296,800		28,498,736
C.R. Bard	106,000		22,318,300
Cerner	214,000	[a]	10,652,920
Cisco Systems	804,500		23,990,190
Cognizant Technology Solutions, Cl. A	507,900	[a]	27,975,132
Colgate-Palmolive	358,100		23,358,863
EOG Resources	341,000		34,959,320
Fastenal	381,900		18,102,060
Gilead Sciences	262,000		19,309,400
Intuitive Surgical	37,300	[a]	24,011,502
Johnson & Johnson	221,700		24,675,210
Mastercard, Cl. A	274,700		28,074,340
Microsoft	445,700		26,857,882
NIKE, Cl. B	497,100		24,889,797
Oracle	674,400		27,104,136
Praxair	217,500		26,165,250
Schlumberger	351,600		29,551,980
Starbucks	468,116		27,136,684
Stryker	228,700		25,994,042
The TJX Companies	338,400		26,510,256
Tractor Supply	239,686		17,993,228
W.W. Grainger	100,200		23,103,114
Walt Disney	280,300		27,783,336
			648,026,372
Total Common Stocks (cost $885,383,172)			1,232,853,360

9

STATEMENT OF INVESTMENTS (continued)

Other Investment - 2.8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $36,003,242)	36,003,242	[b]	36,003,242
Total Investments (cost $921,386,414)	100.1%		1,268,856,602
Liabilities, Less Cash and Receivables	(.1%)		(1,159,532)
Net Assets	100.0%		1,267,697,070

ADR—American Depository Receipt

BR—Bearer Certificate

aNon-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	23.2
Consumer Discretionary	19.1
Health Care	18.4
Energy	9.5
Industrials	7.6
Consumer Staples	7.1
Materials	5.3
Utilities	3.1
Money Market Investment	2.8
Financials	2.1
Telecommunication Services	1.9
100.1

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	885,383,172	1,232,853,360
Affiliated issuers	36,003,242	36,003,242
Cash		579,377
Cash denominated in foreign currency	462,019	462,742
Dividends receivable		2,581,207
Receivable for investment securities sold		639,241
Receivable for shares of Common Stock subscribed		33,303
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		15,689
Prepaid expenses		76,191
		1,273,244,352
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,088,380
Payable for investment securities purchased		2,675,956
Payable for shares of Common Stock redeemed		1,656,419
Accrued expenses		126,527
		5,547,282
Net Assets ($)		1,267,697,070
Composition of Net Assets ($):
Paid-in capital		910,740,489
Accumulated undistributed investment income—net		10,363,185
Accumulated net realized gain (loss) on investments		(759,170)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		347,352,566
Net Assets ($)		1,267,697,070

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	34,843,731	13,257,712	915,048,807	304,546,820
Shares Outstanding	1,990,446	778,489	51,515,124	17,166,688
Net Asset Value Per Share ($)	17.51	17.03	17.76	17.74

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended November 30, 2016

Investment Income ($):
Income:
Cash dividends (net of $1,700,163 foreign taxes withheld at source):
Unaffiliated issuers	22,087,449
Affiliated issuers	83,775
Total Income	22,171,224
Expenses:
Management fee—Note 3(a)	10,246,130
Shareholder servicing costs—Note 3(c)	290,663
Custodian fees—Note 3(c)	194,189
Distribution fees—Note 3(b)	111,227
Directors’ fees and expenses—Note 3(d)	88,097
Professional fees	85,429
Registration fees	61,188
Prospectus and shareholders’ reports	25,811
Loan commitment fees—Note 2	20,196
Interest expense—Note 2	115
Miscellaneous	53,069
Total Expenses	11,176,114
Less—reduction in fees due to earnings credits—Note 3(c)	(258)
Net Expenses	11,175,856
Investment Income—Net	10,995,368
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,162,170)
Net realized gain (loss) on forward foreign currency exchange contracts	403,065
Net Realized Gain (Loss)	(759,105)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	28,537,320
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	15,814
Net Unrealized Appreciation (Depreciation)	28,553,134
Net Realized and Unrealized Gain (Loss) on Investments	27,794,029
Net Increase in Net Assets Resulting from Operations	38,789,397

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2016	2015
Operations ($):
Investment income—net	10,995,368	18,564,816
Net realized gain (loss) on investments	(759,105)	96,374,259
Net unrealized appreciation (depreciation) on investments	28,553,134	(117,034,732)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,789,397	(2,095,657)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(438,302)	(363,489)
Class C	(36,094)	-
Class I	(10,906,960)	(15,456,826)
Class Y	(4,669,733)	(5,037,940)
Net realized gain on investments:
Class A	(3,430,412)	(252,406)
Class C	(1,311,795)	(99,330)
Class I	(65,367,007)	(6,528,723)
Class Y	(26,983,433)	(2,107,437)
Total Dividends	(113,143,736)	(29,846,151)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,864,385	3,042,493
Class C	903,677	529,851
Class I	202,288,744	129,886,552
Class Y	20,153,093	23,210,988
Dividends reinvested:
Class A	3,728,958	593,048
Class C	1,047,099	73,742
Class I	73,816,805	21,539,427
Class Y	16,949,728	3,565,667
Cost of shares redeemed:
Class A	(12,712,398)	(14,834,842)
Class C	(3,978,852)	(5,220,553)
Class I	(121,125,045)	(789,917,460)
Class Y	(53,141,419)	(146,142,788)
Increase (Decrease) in Net Assets from Capital Stock Transactions	130,794,775	(773,673,875)
Total Increase (Decrease) in Net Assets	56,440,436	(805,615,683)
Net Assets ($):
Beginning of Period	1,211,256,634	2,016,872,317
End of Period	1,267,697,070	1,211,256,634
Undistributed investment income—net	10,363,185	15,686,051

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	164,424	164,050
Shares issued for dividends reinvested	216,561	32,284
Shares redeemed	(732,178)	(801,721)
Net Increase (Decrease) in Shares Outstanding	(351,193)	(605,387)
Class Ca
Shares sold	53,568	28,867
Shares issued for dividends reinvested	62,131	4,092
Shares redeemed	(234,083)	(287,961)
Net Increase (Decrease) in Shares Outstanding	(118,384)	(255,002)
Class Ia
Shares sold	11,347,506	6,814,978
Shares issued for dividends reinvested	4,238,752	1,159,280
Shares redeemed	(6,841,938)	(41,863,430)
Net Increase (Decrease) in Shares Outstanding	8,744,320	(33,889,172)
Class Ya
Shares sold	1,145,132	1,240,691
Shares issued for dividends reinvested	974,599	192,219
Shares redeemed	(3,034,846)	(7,873,294)
Net Increase (Decrease) in Shares Outstanding	(915,115)	(6,440,384)

[a]During the period ended November 30, 2016, 144,378 Class Y shares representing $2,524,208 were exchanged for 144,197 Class I shares and 613 Class C shares representing $10,975 were exchanged for 589 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.66	18.89	18.02	15.02	13.51
Investment Operations:
Investment income—net[a]	.11	.13	.14	.13	.11
Net realized and unrealized gain (loss) on investments	.42	(.14)	.83	2.95	1.62
Total from Investment Operations	.53	(.01)	.97	3.08	1.73
Distributions:
Dividends from investment income—net	(.19)	(.13)	(.10)	(.08)	(.10)
Dividends from net realized gain on investments	(1.49)	(.09)	-	-	(.12)
Total Distributions	(1.68)	(.22)	(.10)	(.08)	(.22)
Net asset value, end of period	17.51	18.66	18.89	18.02	15.02
Total Return (%)[b]	3.19	(.13)	5.49	20.60	13.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22	1.23	1.23	1.24	1.28
Ratio of net expenses to average net assets	1.22	1.23	1.23	1.24	1.28
Ratio of net investment income to average net assets	.63	.71	.76	.76	.80
Portfolio Turnover Rate	11.79	10.82	7.05	6.39	6.05
Net Assets, end of period ($ x 1,000)	34,844	43,698	55,682	89,024	61,806

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.18	18.42	17.61	14.71	13.24
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.01)	(.01)	.00[b]	.01
Net realized and unrealized gain (loss) on investments	.40	(.14)	.82	2.90	1.59
Total from Investment Operations	.38	(.15)	.81	2.90	1.60
Distributions:
Dividends from investment income—net	(.04)	-	-	-	(.01)
Dividends from net realized gain on investments	(1.49)	(.09)	-	-	(.12)
Total Distributions	(1.53)	(.09)	-	-	(.13)
Net asset value, end of period	17.03	18.18	18.42	17.61	14.71
Total Return (%)[c]	2.36	(.83)	4.60	19.72	12.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99	1.99	2.00	2.01	2.05
Ratio of net expenses to average net assets	1.99	1.99	2.00	2.01	2.05
Ratio of net investment income (loss) to average net assets	(.13)	(.07)	(.05)	.00[d]	.05
Portfolio Turnover Rate	11.79	10.82	7.05	6.39	6.05
Net Assets, end of period ($ x 1,000)	13,258	16,303	21,221	23,543	15,883

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Amount represents less than .01%.
See notes to financial statements.

16

	Year Ended November 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.92	19.18	18.28	15.24	13.70
Investment Operations:
Investment income—net[a]	.16	.20	.20	.19	.16
Net realized and unrealized gain (loss) on investments	.43	(.16)	.85	2.98	1.64
Total from Investment Operations	.59	.04	1.05	3.17	1.80
Distributions:
Dividends from investment income—net	(.26)	(.21)	(.15)	(.13)	(.14)
Dividends from net realized gain on investments	(1.49)	(.09)	-	-	(.12)
Total Distributions	(1.75)	(.30)	(.15)	(.13)	(.26)
Net asset value, end of period	17.76	18.92	19.18	18.28	15.24
Total Return (%)	3.50	.20	5.80	20.93	13.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.91	.91	.91	.93
Ratio of net expenses to average net assets	.91	.91	.91	.91	.93
Ratio of net investment income to average net assets	.93	1.05	1.06	1.12	1.14
Portfolio Turnover Rate	11.79	10.82	7.05	6.39	6.05
Net Assets, end of period ($ x 1,000)	915,049	809,432	1,470,169	1,567,608	668,063

a Based on average shares outstanding.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	18.90	19.16	18.27	16.40
Investment Operations:
Investment income—net[b]	.17	.19	.14	.01
Net realized and unrealized gain (loss) on investments	.42	(.15)	.90	1.86
Total from Investment Operations	.59	.04	1.04	1.87
Distributions:
Dividends from investment income—net	(.26)	(.21)	(.15)	-
Dividends from net realized gain on investments	(1.49)	(.09)	-	-
Total Distributions	(1.75)	(.30)	(.15)	-
Net asset value, end of period	17.74	18.90	19.16	18.27
Total Return (%)	3.51	.21	5.75	11.40[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.90	.90	.90[d]
Ratio of net expenses to average net assets	.89	.90	.90	.90[d]
Ratio of net investment income to average net assets	.95	1.03	.74	.83[d]
Portfolio Turnover Rate	11.79	10.82	7.05	6.39
Net Assets, end of period ($ x 1,000)	304,547	341,823	469,801	23,149

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Global Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

19

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if

20

there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2016 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	648,026,372	-	-	648,026,372
Equity Securities - Foreign Common Stocks†	584,826,988	-	-	584,826,988
Registered Investment Company	36,003,242	-	-	36,003,242
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	15,689	-	15,689

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation at period end.

At November 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

22

in affiliated investment companies during the period ended November 30, 2016 were as follows:

Affiliated Investment Company	Value 11/30/2015 ($)	Purchases ($)	Sales ($)	Value 11/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	34,331,934	254,977,721	253,306,413	36,003,242	2.8

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

23

NOTES TO FINANCIAL STATEMENTS (continued)

At November 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,373,665, undistributed capital gains $4,391,431 and unrealized appreciation $347,293,875. In addition, the fund had $5,102,390 of capital losses realized after October 31, 2016, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2016 and November 30, 2015 were as follows: ordinary income $23,707,021 and $24,906,950, and long-term capital gains $89,436,715 and $4,939,201, respectively.

During the period ended November 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $267,145 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

24

During the period ended November 30, 2016, the Distributor retained $487 from commissions earned on sales of the fund’s Class A shares and $83 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2016, Class C shares were charged $111,227 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2016, Class A and Class C shares were charged $97,264 and $37,076, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2016, the fund was charged $9,982 for transfer agency services and $577 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $258.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2016, the fund was charged $194,189 pursuant to the custody agreement.

25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2016, the fund was charged $9,629 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $885,077, Distribution Plan fees $8,220, Shareholder Services Plan fees $10,112, custodian fees $176,465, Chief Compliance Officer fees $6,501 and transfer agency fees $2,005.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2016, amounted to $169,872,430 and $139,534,419, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract

26

decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at November 30, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation ($)
Purchases:
National Australia Bank
British Pound,
Expiring
12/1/2016	786,511	978,877	984,086	5,209
Sales:
National Australia Bank
Japanese Yen,
Expiring
12/1/2016	73,132,448	649,722	639,242	10,480
Gross Unrealized Appreciation				15,689

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

At November 30, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	15,689	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	15,689	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	15,689	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of November 30, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
National Australia Bank	15,689		-	-	15,689

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2016:

Average Market Value ($)
Forward contracts	1,339,241

At November 30, 2016, the cost of investments for federal income tax purposes was $921,434,625; accordingly, accumulated net unrealized appreciation on investments was $347,421,977, consisting of $372,843,135 gross unrealized appreciation and $25,421,158 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Global Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Global Stock Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Stock Fund at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 26, 2017

29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended November 30, 2016:

- the total amount of taxes paid to foreign countries was $1,700,163.

- the total amount of income sourced from foreign countries was $15,399,956.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. For the fiscal year ended November 30, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $23,707,021 represents the maximum amount that may be considered qualified dividend income. Also, the fund hereby reports $.1167 per share as a short-term capital gain distribution and $.7554 per share as a long-term capital gain distribution paid on December 31, 2015 and also reports $.0037 per share as a short-term capital gain distribution and $.6126 per share as a long-term capital gain distribution paid on March 31, 2016.

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 7-8, 2016, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s performance was above the Performance Group and Performance Universe medians and the two-year period when it was above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the benchmark for six of the nine calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses (lowest in the Expense Group) were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage

32

to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s improved performance in recent periods.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Joni Evans (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (79)

Board Member (1984)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (53)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Burton N. Wallack (66)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

36

INTERESTED BOARD MEMBER

Gordon J. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

38

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

39

NOTES

40

NOTES

41

For More Information

Global Stock Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DGLAX Class C: DGLCX Class I: DGLRX Class Y: DGLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6159AR1116

International Stock Fund

ANNUAL REPORT November 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

International Stock Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for International Stock Fund, covering the 12-month period from December 1, 2015 through November 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over the reporting period despite bouts of market volatility stemming from various global economic developments. In December 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality sovereign bonds moved lower over much of the reporting period due to robust investor demand for current income, but yields surged higher after the election amid expectations of rising interest rates.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

December 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2015 through November 30, 2016, as provided by Charlie Macquaker, Roy Leckie, Jane Henderson and Rodger Nisbet of Walter Scott & Partners Limited (Walter Scott), Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2016, International Stock Fund’s Class A shares achieved a total return of 1.62%, Class C shares returned 0.83%, Class I shares returned 1.92% and Class Y shares returned 1.97%.1 In comparison, the fund’s benchmark index, the MSCI EAFE Index, achieved a return of -3.66% for the same period.2

International equities lost a degree of value amid heightened market volatility over the reporting period. The fund’s defensive positioning during periodic market downturns enabled it to produce a positive absolute return and outperform its benchmark.

The Fund’s Investment Approach

The fund seeks long-term real return by investing in stocks. The fund normally invests primarily in foreign companies located in the world’s developed markets outside of the United States. The firm focuses on individual stock selection through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Market capitalization and sector allocations are results of, not part of, the investment process because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Volatility Buffeted Global Equity Markets

International equities drifted lower at the end of 2015 under pressure from weakening commodity prices and disappointment over recent central banking strategies in Europe. International investors also responded nervously to the first short-term interest rate hike in the United States in nearly a decade. Market sentiment turned more sharply negative in January 2016 due to further deterioration in commodity prices, disappointing economic data in China and worries that additional short-term U.S. rate hikes might weigh on global economic activity.

Stocks began a dramatic recovery in mid-February when investors responded positively to encouraging economic data and better-than-expected corporate earnings. The rally continued through the spring amid rebounding commodity prices, a new round of monetary easing in Europe and indications that U.S. monetary policymakers would delay additional rate increases. Markets endured another bout of volatility in June when the United Kingdom voted to leave the European Union, but equities quickly rebounded, and the MSCI EAFE Index more than recouped its previous losses. In October and November, uncertainty surrounding the U.S. elections caused international equity markets to lose ground, and the MSCI EAFE Index ended the reporting period with a moderate loss.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Defensive Positioning Bolstered Relative Results

The fund’s performance compared to its benchmark was enhanced early in the reporting period by its limited exposure to financials, and banks in particular. This stance has been a particular feature of Walter Scott portfolios for many years and helped the fund limit the impact of the market downturn at the time.

The fund’s security selection strategy also proved helpful. Three of the fund’s top five individual performers came from Japan. Real estate company Daito Trust Construction reported better-than-expected financial results, while mining equipment maker Komatsu and chemicals producer Shin-Etsu Chemical benefited from the recovery in commodity prices. Among information technology companies, Taiwan Semiconductor Manufacturing gained value amid robust demand for microchips. In the consumer discretionary sector, German athletic apparel company adidas continued its turnaround, reporting strong results, most notably in the U.S.

Although the fund’s defensive positioning enabled it to outperform the benchmark for the reporting period overall, its investment posture proved less effective during the market rallies over the spring and summer. In addition, several of the fund’s investments in the health care sector — including Danish specialty drug developer Novo Nordisk — lagged market averages due to industrywide pricing and competitive pressures. In the consumer discretionary sector, Swedish clothing retailer Hennes & Mauritz saw continued pressure on margins due to recent investments and weather-related issues, Japan-based e-commerce company Rakuten was hurt by weak results while UK lodging and restaurant operator Whitbread was negatively impacted by the result of the UK’s EU referendum.

Focusing on Secular Growth Opportunities

We currently expect the global economy to post slow-to-moderate growth over the foreseeable future, but we remain concerned about uncertainties surrounding future U.S. fiscal and trade policies and generally high equity market valuations. Therefore, we have maintained the fund’s longstanding conservative approach, including a focus on individual companies that we believe can grow independent of prevailing economic and geopolitical trends. We have identified an ample number of such opportunities in the consumer discretionary, information technology and energy sectors, but relatively few in the financials sector.

December 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in International Stock Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI EAFE Index

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of International Stock Fund on 12/29/06 (inception date) to a $10,000 investment made in the MSCI EAFE Index (the “Index) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/16
	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	12/29/06	-4.19%	3.13%	1.95%
without sales charge	12/29/06	1.62%	4.36%	2.56%
Class C shares
with applicable redemption charge†	12/29/06	-0.17%	3.58%	1.79%
without redemption	12/29/06	0.83%	3.58%	1.79%
Class I shares	12/29/06	1.92%	4.72%	2.93%
Class Y shares	7/1/13	1.97%	4.58%††	2.67%††
MSCI EAFE Index	12/31/06	-3.66%	5.62%	0.41%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the Index as of 12/31/06 is used as the beginning value on 12/29/06.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in International Stock Fund from June 1, 2016 to November 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.31	$10.19	$4.66	$4.51
Ending value (after expenses)	$1,002.00	$998.60	$1,003.40	$1,004.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.36	$10.28	$4.70	$4.55
Ending value (after expenses)	$1,018.70	$1,014.80	$1,020.35	$1,020.50

† Expenses are equal to the fund’s annualized expense ratio of 1.26% for Class A, 2.04% for Class C, .93% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

November 30, 2016

Common Stocks - 96.8%	Shares	Value ($)
Australia - 3.2%
Cochlear	356,600	31,257,371
CSL	999,000	72,295,616
		103,552,987
Canada - 2.4%
Suncor Energy	2,388,500	76,066,426
China - 2.1%
CNOOC	53,621,000	67,609,538
Denmark - 3.0%
Coloplast, Cl. B	465,832	29,587,483
Novo Nordisk, Cl. B	1,167,300	39,573,155
Novozymes, Cl. B	780,400	26,434,454
		95,595,092
Finland - 2.1%
Kone, Cl. B	1,552,000	68,361,493
France - 12.6%
Air Liquide	735,637	74,910,181
Danone	989,232	62,235,235
Essilor International	513,205	54,446,409
L'Oreal	391,900	66,892,939
LVMH Moet Hennessy Louis Vuitton	412,759	75,112,312
Total	1,500,215	71,478,559
		405,075,635
Germany - 4.5%
adidas	471,500	69,460,960
SAP	902,200	75,424,773
		144,885,733
Hong Kong - 10.0%
AIA Group	12,082,000	73,677,380
China Mobile	5,939,000	64,814,846
CLP Holdings	6,249,000	61,108,316
Hang Lung Properties	25,615,000	57,725,804
Hong Kong & China Gas	35,419,274	65,938,802
		323,265,148
Japan - 24.4%
Daito Trust Construction	554,500	86,152,157
Denso	1,474,600	64,188,698
FANUC	409,400	69,083,231

8

Common Stocks - 96.8% (continued)	Shares	Value ($)
Japan - 24.4% (continued)
INPEX	5,109,600	48,458,686
Keyence	140,020	95,745,506
Komatsu	1,159,400	26,688,343
Murata Manufacturing	266,100	35,877,737
Rakuten	5,147,100	50,748,908
Shimano	433,500	71,198,505
Shin-Etsu Chemical	1,192,400	88,175,377
SMC	264,200	75,099,725
Tokio Marine Holdings	1,759,700	75,353,090
		786,769,963
Spain - 2.5%
Industria de Diseno Textil	2,385,000	81,582,859
Sweden - 1.6%
Hennes & Mauritz, Cl. B	1,718,000	49,903,739
Switzerland - 11.8%
Givaudan	37,900	67,546,769
Kuehne + Nagel International	352,000	45,977,771
Nestle	879,000	59,136,028
Novartis	890,400	61,523,163
Roche Holding	268,000	59,757,647
SGS	26,500	53,250,221
Swatch Group-BR	5,679	1,669,571
Syngenta	78,659	30,088,015
		378,949,185
Taiwan - 2.7%
Taiwan Semiconductor Manufacturing, ADR	2,982,300	88,544,487
United Kingdom - 13.9%
Burberry Group	3,355,800	60,000,728
Compass Group	4,067,800	69,779,085
Diageo	2,429,000	60,935,463
Experian	3,928,700	74,225,655
Intertek Group	678,100	27,905,245
Reckitt Benckiser Group	895,900	75,810,113
Smith & Nephew	2,099,513	29,605,385
Whitbread	1,153,800	50,007,672
		448,269,346
Total Common Stocks (cost $2,751,177,550)		3,118,431,631

9

STATEMENT OF INVESTMENTS (continued)

Other Investment - 3.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $96,392,295)	96,392,295	[a]	96,392,295
Total Investments (cost $2,847,569,845)	99.8%		3,214,823,926
Cash and Receivables (Net)	.2%		5,605,605
Net Assets	100.0%		3,220,429,531

ADR—American Depository Receipt

BR—Bearer Certificate

a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Consumer Discretionary	20.0
Industrials	13.7
Health Care	11.7
Consumer Staples	10.1
Information Technology	9.2
Materials	8.9
Energy	8.2
Financials	4.6
Real Estate	4.5
Utilities	3.9
Money Market Investment	3.0
Telecommunication Services	2.0
99.8

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	2,751,177,550	3,118,431,631
Affiliated issuers	96,392,295	96,392,295
Cash		2,026,136
Cash denominated in foreign currency	1,596,531	1,589,413
Dividends receivable		9,127,188
Receivable for shares of Common Stock subscribed		2,891,376
Receivable for investment securities sold		1,734,762
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		28,441
Prepaid expenses		88,549
		3,232,309,791
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		3,007,526
Payable for investment securities purchased		6,735,477
Payable for shares of Common Stock redeemed		1,937,413
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		20,873
Accrued expenses		178,971
		11,880,260
Net Assets ($)		3,220,429,531
Composition of Net Assets ($):
Paid-in capital		2,907,201,062
Accumulated undistributed investment income—net		38,623,405
Accumulated net realized gain (loss) on investments		(91,891,278)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		366,496,342
Net Assets ($)		3,220,429,531

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	59,018,945	13,464,531	1,520,360,454	1,627,585,601
Shares Outstanding	3,995,068	929,343	102,141,490	110,550,722
Net Asset Value Per Share ($)	14.77	14.49	14.88	14.72

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended November 30, 2016

Investment Income ($):
Income:
Cash dividends (net of $7,935,288 foreign taxes withheld at source):
Unaffiliated issuers	70,723,350
Affiliated issuers	234,066
Interest	1,603
Total Income	70,959,019
Expenses:
Management fee—Note 3(a)	27,922,264
Custodian fees—Note 3(c)	974,443
Shareholder servicing costs—Note 3(c)	796,210
Directors’ fees and expenses—Note 3(d)	230,469
Prospectus and shareholders’ reports	185,635
Registration fees	158,744
Distribution fees—Note 3(b)	113,552
Professional fees	111,878
Loan commitment fees—Note 2	54,841
Miscellaneous	137,819
Total Expenses	30,685,855
Less—reduction in fees due to earnings credits—Note 3(c)	(443)
Net Expenses	30,685,412
Investment Income—Net	40,273,607
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,579,192
Net realized gain (loss) on forward foreign currency exchange contracts	1,256,334
Net Realized Gain (Loss)	2,835,526
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	26,072,518
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	7,849
Net Unrealized Appreciation (Depreciation)	26,080,367
Net Realized and Unrealized Gain (Loss) on Investments	28,915,893
Net Increase in Net Assets Resulting from Operations	69,189,500

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2016	2015
Operations ($):
Investment income—net	40,273,607	45,541,525
Net realized gain (loss) on investments	2,835,526	(10,063,119)
Net unrealized appreciation (depreciation) on investments	26,080,367	(102,763,513)
Net Increase (Decrease) in Net Assets Resulting from Operations	69,189,500	(67,285,107)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(699,673)	(1,342,362)
Class C	-	(48,785)
Class I	(19,615,394)	(31,334,683)
Class Y	(21,187,977)	(16,487,075)
Total Dividends	(41,503,044)	(49,212,905)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,657,480	11,834,019
Class C	517,554	521,771
Class I	182,798,227	290,412,640
Class Y	339,669,932	827,013,807
Dividends reinvested:
Class A	668,483	1,292,513
Class C	-	34,177
Class I	18,219,300	29,033,887
Class Y	12,543,986	5,616,660
Cost of shares redeemed:
Class A	(34,242,607)	(66,804,240)
Class C	(4,113,606)	(7,776,562)
Class I	(251,919,455)	(821,883,274)
Class Y	(366,336,080)	(269,514,620)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(95,536,786)	(219,222)
Total Increase (Decrease) in Net Assets	(67,850,330)	(116,717,234)
Net Assets ($):
Beginning of Period	3,288,279,861	3,404,997,095
End of Period	3,220,429,531	3,288,279,861
Undistributed investment income—net	38,623,405	41,050,051

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	456,769	793,174
Shares issued for dividends reinvested	46,649	88,589
Shares redeemed	(2,347,285)	(4,433,469)
Net Increase (Decrease) in Shares Outstanding	(1,843,867)	(3,551,706)
Class C
Shares sold	35,046	34,780
Shares issued for dividends reinvested	-	2,375
Shares redeemed	(285,560)	(528,688)
Net Increase (Decrease) in Shares Outstanding	(250,514)	(491,533)
Class Ia
Shares sold	12,405,061	19,238,867
Shares issued for dividends reinvested	1,266,109	1,979,134
Shares redeemed	(17,013,739)	(54,999,916)
Net Increase (Decrease) in Shares Outstanding	(3,342,569)	(33,781,915)
Class Ya
Shares sold	23,628,278	55,842,301
Shares issued for dividends reinvested	881,517	387,089
Shares redeemed	(25,070,242)	(18,091,265)
Net Increase (Decrease) in Shares Outstanding	(560,447)	38,138,125

[a]During the period ended November 30, 2016, 81,448 Class Y shares representing $1,046,054 were exchanged for 80,219 Class I shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.66	15.15	15.57	14.13	12.58
Investment Operations:
Investment income—net[a]	.13	.16	.19	.17	.21
Net realized and unrealized gain (loss) on investments	.10	(.50)	(.43)	1.46	1.46
Total from Investment Operations	.23	(.34)	(.24)	1.63	1.67
Distributions:
Dividends from investment income—net	(.12)	(.15)	(.18)	(.19)	(.12)
Net asset value, end of period	14.77	14.66	15.15	15.57	14.13
Total Return (%)[b]	1.62	(2.27)	(1.57)	11.65	13.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.26	1.29	1.30	1.31
Ratio of net expenses to average net assets	1.27	1.26	1.29	1.30	1.31
Ratio of net investment income to average net assets	.89	1.08	1.26	1.14	1.62
Portfolio Turnover Rate	10.65	16.52	12.49	2.58	5.47
Net Assets, end of period ($ x 1,000)	59,019	85,618	142,259	284,575	174,825

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.37	14.84	15.26	13.86	12.33
Investment Operations:
Investment income—net[a]	.02	.04	.07	.06	.12
Net realized and unrealized gain (loss) on investments	.10	(.48)	(.42)	1.43	1.43
Total from Investment Operations	.12	(.44)	(.35)	1.49	1.55
Distributions:
Dividends from investment income—net	-	(.03)	(.07)	(.09)	(.02)
Net asset value, end of period	14.49	14.37	14.84	15.26	13.86
Total Return (%)[b]	.83	(2.97)	(2.28)	10.78	12.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.04	2.03	2.03	2.04	2.06
Ratio of net expenses to average net assets	2.04	2.03	2.03	2.04	2.06
Ratio of net investment income to average net assets	.12	.30	.50	.42	.90
Portfolio Turnover Rate	10.65	16.52	12.49	2.58	5.47
Net Assets, end of period ($ x 1,000)	13,465	16,952	24,805	35,905	23,962

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

16

	Year Ended November 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.79	15.31	15.73	14.26	12.70
Investment Operations:
Investment income—net[a]	.18	.20	.26	.23	.26
Net realized and unrealized gain (loss) on investments	.10	(.49)	(.45)	1.48	1.46
Total from Investment Operations	.28	(.29)	(.19)	1.71	1.72
Distributions:
Dividends from investment income—net	(.19)	(.23)	(.23)	(.24)	(.16)
Net asset value, end of period	14.88	14.79	15.31	15.73	14.26
Total Return (%)	1.92	(1.90)	(1.24)	12.13	13.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.94	.93	.92	.93
Ratio of net expenses to average net assets	.94	.94	.93	.92	.93
Ratio of net investment income to average net assets	1.21	1.33	1.70	1.54	1.96
Portfolio Turnover Rate	10.65	16.52	12.49	2.58	5.47
Net Assets, end of period ($ x 1,000)	1,520,360	1,560,084	2,132,444	2,930,169	1,935,074

a Based on average shares outstanding.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	14.63	15.15	15.72	14.49
Investment Operations:
Investment income—net[b]	.19	.22	.14	.06
Net realized and unrealized gain (loss) on investments	.09	(.51)	(.48)	1.17
Total from Investment Operations	.28	(.29)	(.34)	1.23
Distributions:
Dividends from investment income—net	(.19)	(.23)	(.23)	-
Net asset value, end of period	14.72	14.63	15.15	15.72
Total Return (%)	1.97	(1.89)	(2.20)	8.49[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.91	.91	.91[d]
Ratio of net expenses to average net assets	.91	.91	.91	.91[d]
Ratio of net investment income to average net assets	1.27	1.44	.90	.93[d]
Portfolio Turnover Rate	10.65	16.52	12.49	2.58
Net Assets, end of period ($ x 1,000)	1,627,586	1,625,626	1,105,489	1

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. Effective June 3, 2016, the fund was reopened to new investors.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized) and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

19

NOTES TO FINANCIAL STATEMENTS (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

20

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of November 30, 2016 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	3,118,431,631	-	-	3,118,431,631
Registered Investment Company	96,392,295	-	-	96,392,295
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	28,441	-	28,441
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(20,873)	-	(20,873)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At November 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

22

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2016 were as follows:

Affiliated Investment Company	Value 11/30/2015 ($)	Purchases ($)	Sales ($)	Value 11/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	127,479,153	437,941,412	469,028,270	96,392,295	3.0

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes

23

NOTES TO FINANCIAL STATEMENTS (continued)

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $38,651,846, accumulated capital losses $90,457,547 and unrealized appreciation $365,034,170.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2016. If not applied, $15,114,500 of the carryover expires in fiscal year 2017 and $16,297,830 expires in fiscal year 2019. The fund has $8,066,540 of post-enactment short-term capital losses and $50,978,677 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2016 and November 30, 2015 were as follows: ordinary income $41,503,044 and $49,212,905, respectively.

During the period ended November 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $1,197,209, increased accumulated net realized gain (loss) on investments by $1,796,015 and decreased paid-in capital by $598,806. Net assets and net asset value per share were not affected by this reclassification.

24

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

During the period ended November 30, 2016, the Distributor retained $341 from commissions earned on sales of the fund’s Class A shares and $77 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2016, Class C shares were charged $113,552 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines

25

NOTES TO FINANCIAL STATEMENTS (continued)

the amounts to be paid to Service Agents. During the period ended November 30, 2016, Class A and Class C shares were charged $175,731 and $37,851, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2016, the fund was charged $15,801 for transfer agency services and $991 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $443.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2016, the fund was charged $974,443 pursuant to the custody agreement.

During the period ended November 30, 2016, the fund was charged $9,629 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $2,253,496, Distribution Plan fees $8,431, Shareholder Services Plan fees $15,085, custodian fees $720,512, Chief Compliance Officer fees $6,501 and transfer agency fees $3,501.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2016, amounted to $341,702,711 and $404,724,809, respectively.

26

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at November 30, 2016:

27

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
National Australia Bank
Danish Krone,
Expiring
12/1/2016	36,127,169	5,166,937	5,146,064	(20,873)
Sales:
National Australia Bank
Japanese Yen,
Expiring
12/1/2016	198,465,440	1,763,203	1,734,762	28,441
Gross Unrealized Appreciation				28,441
Gross Unrealized Depreciation				(20,873)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At November 30, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	28,441	(20,873)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	28,441	(20,873)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	28,441	(20,873)

28

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of November 30, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
National Australia Bank	28,441		(20,873)	-	7,568

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
National Australia Bank	(20,873)		20,873	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2016:

Average Market Value ($)
Forward contracts	10,163,301

At November 30, 2016, the cost of investments for federal income tax purposes was $2,849,003,576; accordingly, accumulated net unrealized appreciation on investments was $365,820,350, consisting of $541,278,871 gross unrealized appreciation and $175,458,521 gross unrealized depreciation.

29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
International Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of International Stock Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Stock Fund at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 26, 2017

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended November 30, 2016:

- the total amount of taxes paid to foreign countries was $7,935,288

- the total amount of income sourced from foreign countries was $78,658,639.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. For the fiscal year ended November 30, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $41,503,044 represents the maximum amount that may be considered qualified dividend income.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 7-8, 2016, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group

32

of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group median for all periods except for the three- and five-year periods when it was below the median, and above the Performance Universe median for all periods except for the four- and five-year periods when it was below the median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the benchmark for six of the nine calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was the lowest in the Expense Group, the fund’s actual management fee was below the Expense Group median and slightly above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians (lowest in the Expense Group).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

34

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

35

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Joni Evans (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (79)

Board Member (1984)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

36

Robin A. Melvin (53)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Burton N. Wallack (66)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

39

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

40

NOTES

41

For More Information

International Stock Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DISAX Class C: DISCX Class I: DISRX Class Y: DISYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6155AR1116

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).  Ehud Houminer is “independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $222,506 in 2015 and $228,065 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $31,365 in 2015 and $32,150 in 2016.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $16,764 in 2015 and $24,129 in 2016.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $261 in 2015 and $312 in 2016.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,802,219 in 2015 and $21,065,758 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 26, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 26, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)